                                      [EQUITRUST FINANCIAL SERVICES LOGO]
                                                 EquiTrust Series Fund, Inc.

                                             ANNUAL REPORT
                                             JULY 31, 2002

                                             INVESTMENT MANAGER AND
                                             PRINCIPAL UNDERWRITER

                                             EQUITRUST INVESTMENT
                                             MANAGEMENT SERVICES, INC.

                                             5400 UNIVERSITY AVENUE
                                             WEST DES MOINES, IA 50266

                                               1-877-860-2904
                                                     225-5586 (DES MOINES)

                                                   www.equitrust.com

                                               This report is not to be
                                               distributed unless preceded or
                                               accompanied by a prospectus.

                                                  Shareholder Account Access
                                                         now available
                                                     at www.equitrust.com.

737-028(02)

PRESIDENT'S LETTER

Dear Shareholder,

    At the end of July this year, the S&P 500 (the S&P), the NASDAQ Composite and the Dow Jones Industrial Average (the DJIA) had all declined to levels near or below where they began in 1998. The S&P 500 and NASDAQ actually plummeted to levels last seen in 1997. In addition, barring a substantial recovery in the second half of 2002, all three are well on their way to falling for a third consecutive calendar year. For the year-ended July 31, 2002, the S&P lost 23.61%, the NASDAQ dropped 34.24% and the DJIA declined 15.37%.

    Apart from the high-yield market, several benchmark fixed income indices easily outperformed equities. The Lehman Brothers U.S. Aggregate Index returned 7.53%, the Lehman Brothers U.S. Treasury Index returned 8.36%; the Lehman Brothers U.S. Credit Index returned 4.72%, while Lehman Brothers U.S. Fixed Rate Mortgage Backed Securities Index returned 8.31%. These indices' average annual returns of 6.43% to 7.46% since 1997 have outpaced the returns of the three benchmark equity indices referenced above.

    During this period, some analysts attributed the equity market's instability to weak investor confidence given recent discoveries of corporate wrongdoing. Others noted that the markets have typically required at least several years to work out the excesses similar to those prevalent in the equity markets in the late 1990s and into 2000. Still others pointed to the fact that equity market valuations remain much higher than is typical following a recession.

    The Federal Reserve (the Fed) has taken a cautious stance in view of the equity market's weakness and the economy's uncertain direction. Following eleven of the Fed's rate cuts in 2001, it has not altered the benchmark Fed Funds rate since this past December, when it cut the short-term borrowing rate to a forty-year low of 1.75%. In March, it shifted its bias from "weakness" to "neutral", signifying a middle ground of sorts between concern for the economy's prospects for inflation and its prospects for economic weakness. The Fed has since shifted that bias back to "weakness," meaning that the economy's apparently weakening recovery is of more concern than the potential for inflation.

    While the government initially indicated in May that the Gross Domestic Product, (GDP) grew at a rate of 6.1% for the first quarter, it has since revised that number to 5.0%. In addition, revisions to the 2001 GDP indicate the economy contracted for the first three quarters before finally showing growth of just under 2.7% in the fourth quarter. Analysts are expecting that the stock market's recent decline could impact growth for the second half of 2002. In light of the Fed's change in bias amidst signs of a slowing recovery, many are also predicting the economy will need additional interest rate cuts to keep it growing and to stave off deflation.

    The nation's unemployment rate has remained near 6% for much of the first half of 2002. Announcements of mass layoffs are not as frequent as was the case late in 2001 and early 2002, but companies have only slowly begun rehiring those displaced.

    The dollar's value relative to the Euro and Japanese Yen has weakened in the last few months due to uncertainty about the magnitude of the U.S. economy's recovery and the questionable activities within the executive offices of major U.S. corporations. While the economy has shown improvement, the recession that began last spring ended a long period of growth that had attracted substantial foreign investment and demand for dollars. In addition, the recession and events such as the war in Afghanistan have meant a combination of lower tax revenues and higher government spending. Consequently, the U.S. Government will likely need to issue debt to meet budget shortfalls. In general, the economic instability and gross corporate misconduct have made the U.S. a less attractive market in which to invest and have driven down foreign demand for dollars.

    The dollar's decline has actually benefited U.S. multinational manufacturers. A cheaper dollar means that these companies' exports are less expensive for buyers in other countries, giving the companies some pricing power in those countries. In addition, in this environment, earnings improve when multinationals translate their foreign-country profits into dollars, as it takes fewer units of the foreign currency to purchase dollars.

    Consumer confidence has been volatile in the last few months and, given recent signs of waning economic improvement, actually slipped in July. However, consumer spending has held up well so far this year and contributed to the first quarter's substantial growth. Aided by a return to sub-7% rates on 30-year fixed mortgages and even lower rates on 15-year mortgages, both the housing market and mortgage refinancings have surged again in recent months.

    VALUE GROWTH: The Value Growth Portfolio finished down for the twelve months ended July 31, 2002, but outperformed the S&P substantially: the Portfolio lost 11.97% while the S&P fell 23.61%.

    At period-end, the Portfolio's respective weightings in technology and telecommunications services were roughly half of those in the S&P, contributing to the Portfolio's outperformance. These two sectors were two of the S&P's worst performers for the period, falling 40.70% and 52.19%, respectively. Their combined weight in the S&P fell from 23.64% as of July 31, 2001, to 17.72% at July 31, 2002.

    We continued to add to the Portfolio's exposure to the health care sector with purchases of shares of a large pharmaceutical company and two health care providers. In addition, we added several generic drug manufacturers in order to take advantage of expected growth in that market. While the sector was not the S&P's worst performer for the period, investors had taken it down 20.33% on concerns over patent expirations, FDA inquiries into manufacturing processes and the depth of development pipelines. In spite of falling out of favor, however, the sector still shows good potential for long-term growth.

    The utilities sector also lost favor with investors, as it was the S&P's worst performer with a loss of 40.73%. The group has been impacted by concern over companies' exposures to merchant-power generation and fallout from Enron's bankruptcy filing. We still view this sector as having attractive long-term potential. Given current valuations, the Portfolio's utility holdings are all trading at generous dividend yields.

    HIGH GRADE BOND: The U.S. Treasury curve became steeper over our twelve-month reporting period with short-term yields declining more than longer-term yields. For example, the 2-, 10- and 30-year Treasury issues yielded 3.79%, 5.05% and 5.52%, respectively, as of July 31, 2001 and 2.23%, 4.46% and
5.30% as of July 31, 2002. During this reporting period, investment grade corporates greatly underperformed Treasury and mortgage-backed issues. Corporate issues were hurt by a continued decline in credit quality and increased concerns over corporate governance and accounting issues. Given the historically low level of interest rates, we currently plan to keep our duration at levels below that of the Lehman Brothers U.S. Aggregate Index.

    STRATEGIC YIELD: Over the past twelve month reporting period, the Lehman Brothers U.S. High Yield Index greatly underperformed the Lehman Brothers U.S. Credit Index. Continued high levels of credit downgrades and actual defaults hurt the performance of the major high yield indexes. During this period, the option-adjusted spread on the Lehman Brothers U.S. High Yield Index increased by 200 basis points to 915 basis points as of July 31, 2002. Given the wider spread levels now available in the high yield market, we will probably be more inclined to add more high yield issues and fewer investment grade issues to the Portfolio going forward.

    MANAGED: The Managed Portfolio's structure allows us to allocate its assets across equities, fixed income securities and cash. At the end of July, the Portfolio was allocated 65.49% to equities with the balance in fixed income and cash. The Portfolio's performance for the 12-month period was aided by its allocation to fixed income, as the Portfolio lost 7.91% relative to the S&P's 23.61% decline.

    Given the substantial outperformance of bonds compared to equities, the relative value of these asset classes looks less out of balance. Interest rates could easily rise if we begin to see stronger economic growth. If rates should rise substantially, we will add to our fixed income exposure. Conversely, if the economy weakens further and interest rates decline, yield-oriented equities may prove to offer better value.

    MONEY MARKET: To recap the past year, the National Bureau of Economic Research declared that an economic slowdown began in March, 2001. This declaration came in the midst of an easing cycle by the Fed that commenced January, 2001 and consisted of a lowering of the Fed fund's target 11 times to its current level of 1.75%. Normally, low short-term rates make money market investments unenticing, but given the carnage of the equity markets and corporate bond defaults, the return on money market investments has remained acceptable. Going forward, the Fed has stated there is a bias toward weakness, meaning the economy is still on loose footing and another ease to the Fed fund's rate could happen. If indications show a recovery is occurring, the Fed will likely change their bias to neutral until recovery is apparent and a possible Fed tightening could occur. In the meantime, the Portfolio continues to invest in liquid high-quality investments that seek to minimize risks.

    BLUE CHIP: True to its passive strategy, the performance of the Blue Chip Portfolio during the period reflected that of the large capitalization market sector it represents. This portion of the market was characterized by substantial losses in the technology, telecommunications services and utilities sectors, as well as losses in all others except consumer staples. No significant changes were made to the composition of the Portfolio during the period. The Blue Chip Portfolio will remain substantially invested in common stocks of large companies and is designed for those investors who prefer substantial exposure to common stocks at all times, or who wish to make their own market value judgments.

                                          /s/ Craig A. Lang

                                           CRAIG A. LANG
                                           PRESIDENT

September 3, 2002

    An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

    Past performance is not a guarantee of future results.

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MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

VALUE GROWTH PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     THE VALUE GROWTH PORTFOLIO AND S&P 500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      VALUE GROWTH   S&P 500 STOCK
       PORTFOLIO    COMPOSITE INDEX
1992       $10,000          $10,000
1993       $12,725          $10,867
1994       $12,768          $11,430
1995       $13,936          $14,407
1996       $16,534          $16,787
1997       $20,144          $25,519
1998       $16,841          $30,436
1999       $15,584          $36,569
2000       $13,971          $39,846
2001       $16,974          $34,136
2002       $14,941          $26,076

AVERAGE ANNUAL TOTAL RETURN
1 Year                       -11.98%
5 Year                        -5.80%
10 Year                        4.10%

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    For the twelve-month period ended July 31, 2002, the total return for the Value Growth Portfolio was -11.98%, compared to -23.61% for the S&P 500 Stock Composite Index.

    The difference in performance can be attributed to relative sector weighting, individual security selection and the Portfolio's greater tilt toward dividend yields relative to the benchmark S&P 500. The Portfolio's weighting in the technology and telecommunications services sectors was roughly half the sectors' respective weights in the S&P 500. For the period, these two sectors were again two of the benchmark's worst performers, falling 41.70% and 52.19%, respectively. The Portfolio also benefited from an overweight position in consumer staples, the only sector to record positive returns for the period. The sector was up 3.77% for the period, outpacing the next highest return of -6.82% in the materials sector. At period-end, stocks of consumer staples constituted 11.72% of the Portfolio, relative to a 9.80% weighting in the S&P 500.

    As measured by the S&P 500/Barra Growth and S&P 500/Barra Value indices, growth stocks outperformed value stocks for the period; the Barra Growth Index declined 22.20%, while the Barra Value index fell almost 25.62%. In spite of the Portfolio's value tilt, it still outperformed both sub-components of the S&P
500. It benefited from individual security selection that meant higher dividend yields and lower P/E valuations relative to those of the stocks within the S&P
500. Finally, the Portfolio's cash position also contributed to the outperformance relative to its benchmark.

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HIGH GRADE BOND PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
     THE HIGH GRADE BOND PORTFOLIO AND LEHMAN BROTHERS U.S. AGGREGATE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   LEHMAN BROTHERS
      HIGH GRADE BOND PORTFOLIO  U.S. AGGREGATE INDEX
1992                    $10,000               $10,000
1993                    $10,810               $11,019
1994                    $11,054               $11,027
1995                    $11,964               $12,142
1996                    $12,607               $12,814
1997                    $13,813               $14,193
1998                    $14,716               $15,311
1999                    $14,873               $15,693
2000                    $15,211               $16,630
2001                    $17,237               $18,741
2002                    $18,322               $20,160

AVERAGE ANNUAL TOTAL RETURN
1 Year                       6.29%
5 Year                       5.81%
10 Year                      6.24%

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    During the twelve-month period ended July 31, 2002, the High Grade Bond Portfolio underperformed the Lehman Brothers U.S. Aggregate Index, as reflected by the 6.29% total return produced by the Portfolio versus the 7.53% total return produced by the Index.

    The total returns for the major components of the Lehman Brothers U.S. Aggregate Index for this period were as follows: U.S. Government (34% of the Index), 8.59%; U.S. Mortgage-Backed (36% of the Index), 8.31%; and U.S. Investment Grade Corporate (22% of the Index), 3.80%. The Index also had an effective duration of 4.12. In comparison, the Portfolio had approximately 53% of its assets invested in corporate securities, 33% in mortgage-backed securities and 14% in cash equivalents as of July 31, 2002. The effective duration of the Portfolio was 4.07, virtually equal to that of the Index. Based on this measure, the Portfolio and the Index would be expected to respond relatively the same to any given movement in interest rates. Although the Portfolio had a lesser exposure to the outperforming U.S. Government and mortgage-backed sectors and a greater exposure to the underperforming corporate sector and cash equivalents, it produced a higher investment return than the Index. This was largely due to superior performance of the combined individual securities that made up the Portfolio. However, the Portfolio's gross investment return was not great enough to offset its expenses, causing the Portfoilio's total return to lag that of the Index.

    During the reporting period, the single major change to the Portfolio was an increase in its holdings of cash equivalents as we limited investing due to the overall lower level of interest rates. Going forward, we anticipate continuing to carry a higher cash balance and maintaining a duration below that of the Index as we feel the risk from rising interest rates outweighs the possible upside from falling rates. It is likely that we will add to our holdings in GNMA securities when we do invest due to their attractive relative yields and lack of credit risk.

STRATEGIC YIELD PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
 THE STRATEGIC YIELD PORTFOLIO AND LEHMAN BROTHERS U.S. CREDIT/HIGH YIELD INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       LEHMAN BROTHERS
      STRATEGIC YIELD  U.S. CREDIT/HIGH
         PORTFOLIO       YIELD INDEX
1992          $10,000           $10,000
1993          $11,295           $11,219
1994          $11,507           $11,263
1995          $12,642           $12,641
1996          $13,592           $13,443
1997          $15,451           $15,233
1998          $16,548           $16,408
1999          $16,692           $16,552
2000          $16,948           $17,142
2001          $18,497           $19,093
2002          $19,446           $19,555

AVERAGE ANNUAL TOTAL RETURN
1 Year                       5.13%
5 Year                       4.71%
10 Year                      6.88%

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    During the twelve-month period ended July 31, 2002, the 5.13% total return produced by the Strategic Yield Portfolio exceeded the 2.42% return produced by the Lehman Brothers U.S. Credit/High Yield Index. The total returns for the two components of the Lehman Brothers U.S. Credit/High Yield Index over this period were as follows: U.S. Investment Grade Credit (85% of the Index), 4.72%; and U.S. High Yield (15% of the Index) -9.15%. In comparison, the Portfolio had approximately 48% of it's assets invested in corporate securities rated investment grade by both Moody's and Standard & Poor's, 43% of it's assets invested in corporate securities rated as non-investment grade or high yield by Moody's and/or Standard & Poor's and 9% of it's assets invested in cash equivalents. Although the Portfolio had a greater exposure to the underperforming high yield sector than the Index, it outperformed both the Lehman Brothers Investment Grade Credit Index and the Lehman Brothers U.S. High Yield Index. This was largely due to the combined outperformance of the individual securities that made up the Portfolio relative to the Indices. The Portfolio has historically invested in a mix of high yield and investment grade issues attempting to find attractive issues in both markets. Given the current wide spreads available in the high yield market, we may lean toward adding more high yield issues to the Portfolio and slightly decreasing our exposure to the investment grade market. As always, we will attempt to seek out securities in both the investment grade and non-investment grade markets that we feel offer attractive potential returns for the amount of risk taken.

MANAGED PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                       THE MANAGED PORTFOLIO AND S&P 500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          S&P 500 STOCK
      MANAGED PORTFOLIO  COMPOSITE INDEX
1992            $10,000          $10,000
1993            $12,302          $10,867
1994            $12,227          $11,430
1995            $13,376          $14,407
1996            $15,690          $16,787
1997            $18,656          $25,519
1998            $17,810          $30,436
1999            $16,695          $36,569
2000            $16,933          $39,846
2001            $21,504          $34,136
2002            $19,802          $26,076

AVERAGE ANNUAL TOTAL RETURN
1 Year                       -7.91%
5 Year                        1.20%
10 Year                       7.07%

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    The Managed Portfolio is a tactical asset allocation portfolio with an investment emphasis on securities producing income and capital growth potential. As such, neither its performance nor constitution will likely mirror any particular equity index over long periods of time. During the twelve-month period ended July 31, 2002, the Portfolio produced a return of -7.91%, compared to -23.61% for the S&P 500 Stock Composite Index and 7.53% for the Lehman Brothers U.S. Aggregate Index.

    The Managed Portfolio's performance compared to the S&P 500 can be attributed to relative sector weightings, its deeper value tilt and its ability to allocate assets to cash and fixed income securities. For the period, the Portfolio was substantially underweighted in technology and telecommunication services, helping the Portfolio avoid the steep declines in both sectors. Also, the Portfolio ended the period substantially overweight in the energy and materials sectors, two of the S&P 500's best-performing sectors for the period.

    During the past twelve months, the Portfolio has held 65.49% of its assets in equities. The balance of the Portfolio was in cash and fixed income securities, both of which outperformed equities during the period. In addition, the Managed Portfolio tends to be more value-oriented than the S&P 500, placing most of its equity allocation in income-generating common stocks and preferred securities. This orientation towards income and yield greatly supported the Portfolio's outperformance relative to the S&P 500.

BLUE CHIP PORTFOLIO

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      THE BLUE CHIP PORTFOLIO AND S&P 500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      BLUE CHIP   S&P 500 STOCK
      PORTFOLIO  COMPOSITE INDEX
1992    $10,000          $10,000
1993    $10,621          $10,867
1994    $11,339          $11,430
1995    $13,921          $14,407
1996    $16,125          $16,787
1997    $23,183          $25,519
1998    $25,848          $30,436
1999    $29,957          $36,569
2000    $30,251          $39,846
2001    $26,788          $34,136
2002    $21,005          $26,076

AVERAGE ANNUAL TOTAL RETURN
1 Year                       -21.59%
5 Year                        -1.95%
10 Year                        7.70%

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    The Blue Chip Portfolio is designed to represent the large capitalization sector of the domestic equity market and remains substantially invested in approximately 50 such common stock issues at all times. Accordingly, the performance of this Portfolio will roughly parallel that of the DJIA and S&P
500. During the twelve-month period ended July 31, 2002, the performance of these two large capitalization indices again varied to a greater degree than they have in the several years prior. Similar to the period ended July 31, 2001, this deviation is due to the increasing significance that technology and telecommunications stocks have on the S&P 500. The Portfolio's -21.59% loss exceeded DJIA's -15.37% decline, but was an improvement over the S&P's loss of -23.61%.

EQUITRUST SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2002

                                                                                HIGH
                                                            VALUE GROWTH     GRADE BOND
                                                             PORTFOLIO       PORTFOLIO
                                                            ------------    ------------
 ASSETS
 Investments in securities, at value (cost --
  $72,660,214; $15,295,841; $12,633,975; $35,261,229;
  $4,264,847; and $42,887,390, respectively)............    $62,983,918     $15,585,284
 Cash...................................................         41,124          88,141
 Receivables:
   Accrued dividends and interest.......................         97,110         177,053
   Investment securities sold...........................                          7,247
   EquiTrust Investment Management Services, Inc........
 Prepaid expense and other assets.......................            837             166
                                                            -----------     -----------
 Total Assets...........................................    $63,122,989     $15,857,891
                                                            ===========     ===========
 LIABILITIES AND NET ASSETS
 Liabilities:
   Payable to EquiTrust Investment Management
    Services, Inc.......................................    $    26,303     $     4,919
   Dividends payable....................................                         13,061
   Accrued expenses.....................................         13,919           5,724
                                                            -----------     -----------
 Total Liabilities......................................         40,222          23,704
 Net assets applicable to outstanding capital stock.....     63,082,767      15,834,187
                                                            -----------     -----------
 Total Liabilities and Net Assets.......................    $63,122,989     $15,857,891
                                                            ===========     ===========
 NET ASSET VALUE PER SHARE
 Class A: Net Assets....................................    $58,230,971     $13,554,174
     Shares issued and outstanding......................      6,475,481       1,292,480
     Net asset value per share..........................    $      8.99     $     10.49
                                                            ===========     ===========
 Class I: Net Assets....................................    $ 4,851,796     $ 2,280,013
     Shares issued and outstanding......................        535,228         217,310
     Net asset value per share..........................    $      9.06     $     10.49
                                                            ===========     ===========

SEE ACCOMPANYING NOTES.

                                                             STRATEGIC
                                                               YIELD          MANAGED       MONEY MARKET     BLUE CHIP
                                                             PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                            ------------    ------------    ------------    ------------
 ASSETS
 Investments in securities, at value (cost --
  $72,660,214; $15,295,841; $12,633,975; $35,261,229;
  $4,264,847; and $42,887,390, respectively)............    $12,449,576     $35,223,754      $4,264,847     $46,507,315
 Cash...................................................         54,527          27,573          40,074           2,484
 Receivables:
   Accrued dividends and interest.......................        206,658          81,046           1,563          55,796
   Investment securities sold...........................
   EquiTrust Investment Management Services, Inc........                                          9,977
 Prepaid expense and other assets.......................            138             438              48             624
                                                            -----------     -----------      ----------     -----------
 Total Assets...........................................    $12,710,899     $35,332,811      $4,316,509     $46,566,219
                                                            ===========     ===========      ==========     ===========
 LIABILITIES AND NET ASSETS
 Liabilities:
   Payable to EquiTrust Investment Management
    Services, Inc.......................................    $     6,027     $    14,036      $      921     $    22,757
   Dividends payable....................................         17,072          17,518           1,352
   Accrued expenses.....................................          5,636           6,125           4,909           7,432
                                                            -----------     -----------      ----------     -----------
 Total Liabilities......................................         28,735          37,679           7,182          30,189
 Net assets applicable to outstanding capital stock.....     12,682,164      35,295,132       4,309,327      46,536,030
                                                            -----------     -----------      ----------     -----------
 Total Liabilities and Net Assets.......................    $12,710,899     $35,332,811      $4,316,509     $46,566,219
                                                            ===========     ===========      ==========     ===========
 NET ASSET VALUE PER SHARE
 Class A: Net Assets....................................    $10,551,908     $31,813,349      $3,134,768     $41,509,682
     Shares issued and outstanding......................      1,118,625       2,826,305       3,134,768       1,290,601
     Net asset value per share..........................    $      9.43     $     11.26      $     1.00     $     32.16
                                                            ===========     ===========      ==========     ===========
 Class I: Net Assets....................................    $ 2,130,256     $ 3,481,783      $1,174,559     $ 5,026,348
     Shares issued and outstanding......................        225,943         308,415       1,174,559         154,912
     Net asset value per share..........................    $      9.43     $     11.29      $     1.00     $     32.45
                                                            ===========     ===========      ==========     ===========

EQUITRUST SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED JULY 31, 2002

                                                                                HIGH
                                                            VALUE GROWTH     GRADE BOND
                                                             PORTFOLIO       PORTFOLIO
                                                            ------------    ------------
 INVESTMENT INCOME
 Dividends..............................................    $  1,255,993      $ 60,225
 Interest...............................................         216,201       871,802
 Less foreign tax withholding...........................          (7,472)
                                                            ------------      --------
 Total Investment Income................................       1,464,722       932,027
 EXPENSES
 Paid to EquiTrust Investment Management
  Services, Inc.:
   Investment advisory and management fees..............         357,320        58,835
   Transfer and dividend disbursing agent fees..........         154,497        29,804
   Distribution fees....................................         330,783        63,333
   Administrative service fees..........................         165,392        31,667
   Accounting fees......................................          30,000         7,354
 Custodian fees.........................................          16,849        10,859
 Professional fees......................................          28,935         9,497
 Directors' fees and expenses...........................           5,183         1,053
 Reports to shareholders................................          30,360         6,067
 Registration fees......................................          11,757         7,585
 Miscellaneous..........................................           5,729         1,317
                                                            ------------      --------
 Total Expenses.........................................       1,136,805       227,371
 Waiver of fees.........................................
 Fees paid indirectly...................................          (2,897)         (599)
                                                            ------------      --------
 Net Expenses...........................................       1,133,908       226,772
                                                            ------------      --------
 Net Investment Income..................................         330,814       705,255
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain (loss) from investment
  transactions..........................................       3,570,559        27,446
 Change in unrealized appreciation/depreciation of
  investments...........................................     (12,460,674)      179,661
                                                            ------------      --------
 Net Gain (Loss) on Investments.........................      (8,890,115)      207,107
                                                            ------------      --------
 Net Increase (Decrease) in Net Assets Resulting from
  Operations............................................    $ (8,559,301)     $912,362
                                                            ============      ========

SEE ACCOMPANYING NOTES.

                                                             STRATEGIC
                                                               YIELD          MANAGED       MONEY MARKET     BLUE CHIP
                                                             PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                            ------------    ------------    ------------    ------------
 INVESTMENT INCOME
 Dividends..............................................     $  79,800      $ 1,058,688                     $    835,975
 Interest...............................................       930,475          344,778       $94,886             70,330
 Less foreign tax withholding...........................                         (5,257)
                                                             ---------      -----------       -------       ------------
 Total Investment Income................................     1,010,275        1,398,209        94,886            906,305
 EXPENSES
 Paid to EquiTrust Investment Management
  Services, Inc.:
   Investment advisory and management fees..............        67,740          230,516        10,939            133,595
   Transfer and dividend disbursing agent fees..........        33,862          101,713         5,979            147,846
   Distribution fees....................................        51,711          174,107        16,461            240,068
   Administrative service fees..........................        25,856           87,054         8,230            120,034
   Accounting fees......................................         6,158           19,210         2,188             26,678
 Custodian fees.........................................         9,594           15,464         8,575             15,411
 Professional fees......................................         9,010           15,344         6,719             18,424
 Directors' fees and expenses...........................           884            2,780           315              3,912
 Reports to shareholders................................         5,114           16,128         1,870             22,733
 Registration fees......................................         8,447            9,023         5,665             10,716
 Miscellaneous..........................................         1,106            3,651           305              3,292
                                                             ---------      -----------       -------       ------------
 Total Expenses.........................................       219,482          674,990        67,246            742,709
 Waiver of fees.........................................                                       (9,977)
 Fees paid indirectly...................................          (691)          (1,701)         (658)            (1,411)
                                                             ---------      -----------       -------       ------------
 Net Expenses...........................................       218,791          673,289        56,611            741,298
                                                             ---------      -----------       -------       ------------
 Net Investment Income..................................       791,484          724,920        38,275            165,007
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain (loss) from investment
  transactions..........................................      (771,318)         759,402                       (1,036,459)
 Change in unrealized appreciation/depreciation of
  investments...........................................       617,115       (4,530,817)                     (11,806,911)
                                                             ---------      -----------       -------       ------------
 Net Gain (Loss) on Investments.........................      (154,203)      (3,771,415)                     (12,843,370)
                                                             ---------      -----------       -------       ------------
 Net Increase (Decrease) in Net Assets Resulting from
  Operations............................................     $ 637,281      $(3,046,495)      $38,275       $(12,678,363)
                                                             =========      ===========       =======       ============

EQUITRUST SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    VALUE GROWTH
                                                                      PORTFOLIO
                                                            -----------------------------
                                                                 YEAR ENDED JULY 31,
                                                            -----------------------------
                                                                2002            2001
                                                            ------------    -------------
 OPERATIONS
 Net investment income..................................    $   330,814      $   625,009
 Net realized gain (loss) from investment
  transactions..........................................      3,570,559        4,990,609
 Change in unrealized appreciation/depreciation of
  investments...........................................    (12,460,674)       7,875,052
                                                            -----------      -----------
 Net Increase (Decrease) in Net Assets Resulting from
  Operations............................................     (8,559,301)      13,490,670
 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
 Net investment income:
   Class A..............................................       (441,791)        (530,560)
   Class I..............................................        (80,515)         (77,639)
 Net realized gain from investment transactions:
   Class A..............................................
   Class I..............................................
 Return of Capital Distributions:
   Class A..............................................
   Class I..............................................
                                                            -----------      -----------
 Total Dividends and Distributions......................       (522,306)        (608,199)
 CAPITAL SHARE TRANSACTIONS.............................     (1,868,901)      (3,508,449)
                                                            -----------      -----------
 Total Increase (Decrease) in Net Assets................    (10,950,508)       9,374,022
 NET ASSETS
 Beginning of year......................................     74,033,275       64,659,253
                                                            -----------      -----------
 End of year (including accumulated undistributed net
  investment income as set forth below).................    $63,082,767      $74,033,275
                                                            ===========      ===========
 Accumulated Undistributed Net Investment Income........    $   160,234      $   351,726
                                                            ===========      ===========

SEE ACCOMPANYING NOTES.

                                                                        HIGH                         STRATEGIC
                                                                     GRADE BOND                        YIELD
                                                                     PORTFOLIO                       PORTFOLIO
                                                            ----------------------------    ----------------------------
                                                                YEAR ENDED JULY 31,             YEAR ENDED JULY 31,
                                                            ----------------------------    ----------------------------
                                                                2002            2001            2002            2001
                                                            ------------    ------------    ------------    ------------
 OPERATIONS
 Net investment income..................................    $   705,255     $   793,584     $   791,484     $   784,030
 Net realized gain (loss) from investment
  transactions..........................................         27,446          48,200        (771,318)         65,716
 Change in unrealized appreciation/depreciation of
  investments...........................................        179,661         862,003         617,115         188,792
                                                            -----------     -----------     -----------     -----------
 Net Increase (Decrease) in Net Assets Resulting from
  Operations............................................        912,362       1,703,787         637,281       1,038,538
 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
 Net investment income:
   Class A..............................................       (592,715)       (683,851)       (648,813)       (660,212)
   Class I..............................................       (112,540)       (109,733)       (142,671)       (123,818)
 Net realized gain from investment transactions:
   Class A..............................................        (22,348)
   Class I..............................................         (3,654)
 Return of Capital Distributions:
   Class A..............................................
   Class I..............................................
                                                            -----------     -----------     -----------     -----------
 Total Dividends and Distributions......................       (731,257)       (793,584)       (791,484)       (784,030)
 CAPITAL SHARE TRANSACTIONS.............................      1,687,780          47,129         696,045          74,304
                                                            -----------     -----------     -----------     -----------
 Total Increase (Decrease) in Net Assets................      1,868,885         957,332         541,842         328,812
 NET ASSETS
 Beginning of year......................................     13,965,302      13,007,970      12,140,322      11,811,510
                                                            -----------     -----------     -----------     -----------
 End of year (including accumulated undistributed net
  investment income as set forth below).................    $15,834,187     $13,965,302     $12,682,164     $12,140,322
                                                            ===========     ===========     ===========     ===========
 Accumulated Undistributed Net Investment Income........    $         0     $         0     $         0     $         0
                                                            ===========     ===========     ===========     ===========

EQUITRUST SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                      MANAGED
                                                                     PORTFOLIO
                                                            ----------------------------
                                                                YEAR ENDED JULY 31,
                                                            ----------------------------
                                                                2002            2001
                                                            ------------    ------------
 OPERATIONS
 Net investment income..................................    $   724,920     $   950,542
 Net realized gain (loss) from investment
  transactions..........................................        759,402       3,123,467
 Change in unrealized appreciation/depreciation of
  investments...........................................     (4,530,817)      4,344,370
                                                            -----------     -----------
 Net Increase (Decrease) in Net Assets Resulting from
  Operations............................................     (3,046,495)      8,418,379
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net Investment Income:
   Class A..............................................       (626,580)       (844,204)
   Class I..............................................        (99,387)       (105,291)
 Net realized gain from investment transactions:
   Class A..............................................
   Class I..............................................
 Return of Capital Distributions:
   Class A..............................................         (9,502)
   Class I..............................................         (1,009)
                                                            -----------     -----------
 Total Dividends and Distributions......................       (736,478)       (949,495)
 CAPITAL SHARE TRANSACTIONS.............................       (313,071)         14,066
                                                            -----------     -----------
 Total Increase (Decrease) in Net Assets................     (4,096,044)      7,482,950
 NET ASSETS
 Beginning of year......................................     39,391,176      31,908,226
                                                            -----------     -----------
 End of year (including accumulated undistributed net
  investment income as set forth below).................    $35,295,132     $39,391,176
                                                            ===========     ===========
 Accumulated Undistributed Net Investment Income........    $         0     $     1,047
                                                            ===========     ===========

SEE ACCOMPANYING NOTES.

                                                                    MONEY MARKET                      BLUE CHIP
                                                                     PORTFOLIO                        PORTFOLIO
                                                            ----------------------------    -----------------------------
                                                                YEAR ENDED JULY 31,              YEAR ENDED JULY 31,
                                                            ----------------------------    -----------------------------
                                                                2002            2001            2002             2001
                                                            ------------    ------------    -------------    ------------
 OPERATIONS
 Net investment income..................................     $   38,275      $  184,472     $    165,007     $    85,331
 Net realized gain (loss) from investment
  transactions..........................................                                      (1,036,459)             (4)
 Change in unrealized appreciation/depreciation of
  investments...........................................                                     (11,806,911)     (7,508,581)
                                                             ----------      ----------     ------------     -----------
 Net Increase (Decrease) in Net Assets Resulting from
  Operations............................................         38,275         184,472      (12,678,363)     (7,423,254)
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net Investment Income:
   Class A..............................................        (23,248)       (145,736)         (56,181)        (11,840)
   Class I..............................................        (15,027)        (38,736)         (60,600)        (56,166)
 Net realized gain from investment transactions:
   Class A..............................................                                                      (1,131,355)
   Class I..............................................                                                        (117,323)
 Return of Capital Distributions:
   Class A..............................................
   Class I..............................................
                                                             ----------      ----------     ------------     -----------
 Total Dividends and Distributions......................        (38,275)       (184,472)        (116,781)     (1,316,684)
 CAPITAL SHARE TRANSACTIONS.............................       (288,054)        (60,760)       1,021,661         446,079
                                                             ----------      ----------     ------------     -----------
 Total Increase (Decrease) in Net Assets................       (288,054)        (60,760)     (11,773,483)     (8,293,859)
 NET ASSETS
 Beginning of year......................................      4,597,381       4,658,141       58,309,513      66,603,372
                                                             ----------      ----------     ------------     -----------
 End of year (including accumulated undistributed net
  investment income as set forth below).................     $4,309,327      $4,597,381     $ 46,536,030     $58,309,513
                                                             ==========      ==========     ============     ===========
 Accumulated Undistributed Net Investment Income........     $               $              $     78,524     $    30,298
                                                             ==========      ==========     ============     ===========

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO
JULY 31, 2002

                                                                SHARES
                                                                 HELD             VALUE
                                                            --------------    -------------
 COMMON STOCKS (82.04%)
 ---------------------------
   BUSINESS SERVICES (2.81%)
   AOL Time Warner, Inc.................................        15,100(1)     $   173,650
   Cisco Systems, Inc...................................        11,100(1)         146,409
   Computer Associates International, Inc...............        22,345            208,702
   Compuware Corp.......................................        29,950(1)         111,115
   Microsoft Corp.......................................        12,400(1)         594,580
   Oracle Corp..........................................        17,300(1)         173,156
   Symantec Corp........................................        10,800(1)         362,232
                                                                              -----------
                                                                                1,769,844
   CHEMICALS AND ALLIED PRODUCTS (8.72%)
   Abbott Laboratories..................................        12,450            515,554
   Bristol-Myers Squibb Co..............................        19,580            458,759
   Du Pont (E.I.) de Nemours & Co.......................         8,200            343,662
   GlaxoSmithKline plc..................................         7,675            303,163
   IVAX Corp............................................        23,500(1)         317,250
   Johnson & Johnson....................................        13,400            710,200
   Merck & Co., Inc.....................................        15,340            760,864
   Mylan Laboratories, Inc..............................        12,800            415,232
   Pharmacia Corp.......................................        26,990          1,207,533
   Wyeth................................................         9,830            392,217
   Zimmer Holdings, Inc.................................         1,958(1)          72,896
                                                                              -----------
                                                                                5,497,330
   COMMUNICATIONS (2.33%)
   ADC Telecommunications, Inc..........................        74,300(1)         133,740
   AT&T Corp............................................        20,000            203,600
   Centurytel, Inc......................................        26,980            717,668
   SBC Communications, Inc..............................        15,000            414,900
                                                                              -----------
                                                                                1,469,908

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                                                SHARES
                                                                 HELD             VALUE
                                                            --------------    -------------
   DEPOSITORY INSTITUTIONS (6.07%)
   Associated Banc-Corp.................................        16,281        $   576,347
   Bank of America Corp.................................         6,175            410,637
   Citigroup, Inc.......................................        11,570            388,058
   Community Bank Systems, Inc..........................         6,380            193,952
   FleetBoston Financial Corp...........................        28,330            657,256
   U.S. Bancorp.........................................        54,909          1,174,504
   Wachovia Corp........................................        11,922            426,808
                                                                              -----------
                                                                                3,827,562
   ELECTRIC, GAS AND SANITARY SERVICES (6.91%)
   Alliant Energy Corp..................................        13,505            258,351
   Atmos Energy Corp....................................        31,488            669,120
   Black Hills Corp.....................................         6,100            155,367
   Dynegy, Inc..........................................        29,800             71,520
   Laclede Group, Inc...................................        29,982            684,189
   Nisource, Inc........................................        14,700            291,060
   Northwest Natural Gas Co.............................        38,600          1,084,660
   Puget Energy, Inc....................................        30,980            649,960
   Teco Energy, Inc.....................................         7,165            165,512
   Williams Companies, Inc..............................        22,300             65,785
   Xcel Energy, Inc.....................................        37,665            262,148
                                                                              -----------
                                                                                4,357,672
   ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (2.10%)
   Acuity Brands, Inc...................................        37,400            491,810
   Adaptec, Inc.........................................        41,850(1)         246,915
   ECI Telecom, Ltd.....................................        20,000(1)          53,000
   Electronic Data Systems Corp.........................         3,420            125,753
   Intel Corp...........................................        15,600            293,124
   National Service Industries, Inc.....................         9,350             83,683
   Roxio, Inc...........................................         6,888(1)          33,131
                                                                              -----------
                                                                                1,327,416
   ENGINEERING AND MANAGEMENT SERVICES (0.16%)
   Affymetrix, Inc......................................         5,800(1)         103,530
   FABRICATED METAL PRODUCTS (0.51%)
   Cooper Industries, Ltd...............................        10,379            323,202

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                                                SHARES
                                                                 HELD             VALUE
                                                            --------------    -------------
   FOOD AND KINDRED PRODUCTS (8.86%)
   ConAgra Foods, Inc...................................        69,867        $ 1,754,360
   Dean Foods Co........................................        21,518(1)         717,410
   Philip Morris Companies, Inc.........................        35,000          1,611,750
   Sara Lee Corp........................................        35,000            655,900
   Sensient Technologies Corp...........................        39,711            850,213
                                                                              -----------
                                                                                5,589,633
   FOOD STORES (2.84%)
   7-Eleven, Inc........................................       135,520(1)       1,052,990
   Casey's General Stores, Inc..........................        46,558            533,089
   Safeway, Inc.........................................         7,425(1)         206,564
                                                                              -----------
                                                                                1,792,643
   GENERAL MERCHANDISE STORES (1.38%)
   Federated Department Stores, Inc.....................        14,965(1)         562,833
   Target Corp..........................................         9,200            306,820
                                                                              -----------
                                                                                  869,653
   HEALTH SERVICES (3.10%)
   Schering-Plough Corp.................................        31,650            807,075
   Select Medical Corp..................................        16,200(1)         236,520
   Taro Pharmaceutical Industries, Ltd..................        15,150(1)         472,983
   Universal Health Services, Inc.......................         9,350(1)         442,068
                                                                              -----------
                                                                                1,958,646
   HOLDING AND OTHER INVESTMENT OFFICES (4.58%)
   Highwoods Properties, Inc............................        29,150            776,847
   MBIA, Inc............................................        28,500          1,413,315
   Reckson Assoc. Realty Corp...........................        14,825            338,900
   Reckson Assoc. Realty Corp.-Class B..................        14,825            360,099
                                                                              -----------
                                                                                2,889,161
   INDUSTRIAL MACHINERY AND EQUIPMENT (2.01%)
   EMC Corp.............................................        32,700(1)         245,250
   Hewlett-Packard Co...................................        10,700            151,405
   Ingersoll-Rand Co....................................        20,000            767,800
   Solectron Corp.......................................        26,600(1)         106,400
                                                                              -----------
                                                                                1,270,855

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                                                SHARES
                                                                 HELD             VALUE
                                                            --------------    -------------
   INSTRUMENTS AND RELATED PRODUCTS (3.88%)
   Agilent Technologies, Inc............................        12,000(1)     $   226,560
   Becton Dickinson & Co................................        40,000          1,162,400
   JDS Uniphase Corp....................................        21,600(1)          54,648
   Pall Corp............................................        51,270            901,327
   Perkinelmer, Inc.....................................        13,800            105,156
                                                                              -----------
                                                                                2,450,091
   INSURANCE CARRIERS (2.52%)
   Allstate Corp........................................        28,300          1,075,683
   Mony Group, Inc......................................        14,500            441,235
   Principal Financial Group............................         2,500(1)          71,775
                                                                              -----------
                                                                                1,588,693
   METAL MINING (0.92%)
   Barrick Gold Corp....................................        38,000            582,160
   MISC MANUFACTURING INDUSTRIES (0.40%)
   Hasbro, Inc..........................................        20,600            252,350
   NONDEPOSITORY INSTITUTIONS (1.18%)
   Federal Home Loan Mortgage Corp......................        12,000            743,400
   OIL AND GAS EXTRACTION (4.15%)
   Burlington Resources, Inc............................        20,000            731,000
   Occidental Petroleum Co..............................        18,400            498,456
   Offshore Logistics, Inc..............................        59,650(1)       1,108,297
   Veritas DGC, Inc.....................................        22,900(1)         282,128
                                                                              -----------
                                                                                2,619,881
   PAPER AND ALLIED PRODUCTS (1.71%)
   Abitibi Consolidated, Inc............................       143,400          1,078,368
   PETROLEUM AND COAL PRODUCTS (4.83%)
   ChevronTexaco Corp...................................        10,000            750,000
   Conoco, Inc..........................................        42,050          1,014,246
   Marathon Oil Corp....................................        24,700            598,728
   Phillips Petroleum Co................................        13,200            683,100
                                                                              -----------
                                                                                3,046,074
   PRIMARY METAL INDUSTRIES (1.42%)
   Northwest Pipe Co....................................        51,100(1)         893,228
   PRINTING AND PUBLISHING (2.15%)
   Belo Corp............................................        51,500          1,125,275
   Mail-Well, Inc.......................................       147,000(1)         229,320
                                                                              -----------
                                                                                1,354,595

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (CONTINUED)

                                                                SHARES
                                                                 HELD             VALUE
                                                            --------------    -------------
   TRANSPORTATION -- BY AIR (1.58%)
   Petroleum Helicopters, Inc. (Non-voting).............        33,400(1)     $   993,650
   TRANSPORTATION EQUIPMENT (3.42%)
   Honeywell International, Inc.........................        23,800            770,168
   ITT Industries, Inc..................................         9,200            587,696
   SPX Corp.............................................         7,678(1)         802,351
                                                                              -----------
                                                                                2,160,215
   MISCELLANEOUS EQUITIES (1.50%)
   H&Q Life Sciences Investors..........................        24,355            322,704
   NASDAQ-100 Trust.....................................        26,100(1)         623,268
                                                                              -----------
                                                                                  945,972
                                                                              -----------
 Total Common Stocks....................................                       51,755,732
 SHORT-TERM INVESTMENTS (17.80%)
 ------------------------------------
   MONEY MARKET MUTUAL FUND (1.31%)
   Blackrock Provident Institutional Funds, T-Fund
    Portfolio...........................................       828,186            828,186

                                                              PRINCIPAL
                                                               AMOUNT
                                                            -------------
  COMMERCIAL PAPER (16.49%)
  American General Finance Co., 1.71%, due 8/09/02......    $2,150,000          2,150,000
  General Electric Capital Corp., 1.75%, due 8/06/02....     2,000,000          2,000,000
  General Electric Capital Corp., 1.75%, due 8/13/02....     2,150,000          2,150,000
  IBM Corp., 1.72%, due 8/02/02.........................     2,600,000          2,600,000
  Wells Fargo Financial, 1.74%, due 8/01/02.............     1,500,000          1,500,000
                                                                             ------------
                                                                               10,400,000
                                                                             ------------
Total Short-Term Investments............................                       11,228,186
                                                                             ------------
Total Investments (99.84%)..............................                       62,983,918
OTHER ASSETS LESS LIABILITIES (0.16%)
-----------------------------------------
  Cash, receivables, prepaid expense and other assets,
   less liabilities.....................................                           98,849
                                                                             ------------
Total Net Assets (100.00%)..............................                     $ 63,082,767
                                                                             ============

(1)  Non-income producing securities.

SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO
JULY 31, 2002

                                           SHARES
                                            HELD        VALUE
                                          ---------  -----------
PREFERRED STOCK (2.75%)
---------------------------
  HOLDING AND OTHER INVESTMENT OFFICES (2.75%)
  New Plan Excel Realty Trust...........     9,000   $   435,937

                                          PRINCIPAL
                                           AMOUNT
                                          ---------
CORPORATE BONDS (46.27%)
-----------------------------
  ELECTRIC, GAS AND SANITARY SERVICES (13.85%)
  Maritime & NE Pipeline, 7.70%, due
   11/30/19.............................  $600,000       666,210
  Oglethorpe Power (OPC Scherer),
   6.974%, due 6/30/11..................   571,000       603,267
  Pacificorp, 6.90%, due 11/15/11.......   500,000       543,840
  Virginia Electric & Power, 6.70% due
   6/30/09..............................    15,000       380,250
                                                     -----------
                                                       2,193,567
  FOOD STORES (1.04%)
  Ahold Finance USA, Inc., 8.25%, due
   7/15/10..............................   150,000       165,528
  GENERAL MERCHANDISE STORES (2.21%)
  J.C. Penney & Co., 8.25%, due
   8/15/22..............................   400,000       349,500
  HOLDING AND OTHER INVESTMENT OFFICES (6.58%)
  Meditrust, 7.60%, due 9/13/05.........   350,000       355,179
  Security Capital Pacific, 7.20%, due
   3/01/13..............................   225,000       236,491
  Washington REIT, 6.898%, due
   2/15/18..............................   450,000       450,342
                                                     -----------
                                                       1,042,012
  OIL AND GAS EXTRACTION (1.53%)
  Burlington Resources, Inc., 9.125%,
   due 10/01/21.........................   200,000       242,864
  SECURITY AND COMMODITY BROKERS (2.46%)
  Goldman Sachs Group, Inc., 7.80%,
   1/28/10..............................   350,000       389,182
  TEXTILE MILL PRODUCTS (2.82%)
  Unifi, 6.50%, due 2/01/08.............   550,000       445,737
  TOBACCO PRODUCTS (4.94%)
  UST, Inc., 7.25%, due 6/01/09.........   750,000       782,490
  TRANSPORTATION -- BY AIR (9.50%)
  Continental Airlines, Inc., 6.545%,
   due 8/02/20..........................   629,266       583,707
  Northwest Airlines, 7.575%, due
   9/01/20..............................   650,876       657,372
  US Air, Inc., 8.36%, due 1/20/19......   276,413       262,413
                                                     -----------
                                                       1,503,492

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO (CONTINUED)

                                          PRINCIPAL
                                           AMOUNT       VALUE
                                          ---------  -----------
  TRANSPORTATION EQUIPMENT (1.34%)
  Ford Motor Co., 9.215%, due 9/15/21...  $200,000   $   211,652
                                                     -----------
Total Corporate Bonds...................               7,326,024
ASSET-BACKED SECURITIES (0.03%)
------------------------------------
  Federal Home Loan Mortgage Corp.,
   10.15%, due 4/15/06..................     4,055         4,071
MORTGAGE-BACKED SECURITIES (31.86%)
------------------------------------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
   (GNMA) (31.86%)
  Pool # 236070, 10.00%, due 10/15/12...   492,495       532,917
  Pool # 1512, 7.50%, due 12/20/23......   259,698       275,888
  Pool # 22630, 6.50%, due 8/01/28......   274,399       283,158
  Pool # 2631, 7.00%, due 8/01/28.......   241,611       252,233
  Pool # 2658, 6.50%, due 10/01/28......   555,399       573,126
  Pool # 2701, 6.50%, due 1/20/29.......   567,996       585,772
  Pool # 2796, 7.00%, due 8/01/29.......   300,341       313,454
  Pool # 3039, 6.50%, due 2/01/31.......   108,183       111,499
  Pool # 3188, 6.50%, due 2/20/32.......   959,268       988,675
  Pool # 3239, 6.50%, due 5/01/32.......   583,562       601,451
  Pool # 3261, 6.50%, due 7/20/32.......   500,000       515,328
  Pool # 144332, 9.00%, due 7/15/16.....     9,449        10,439
                                                     -----------
Total Mortgage-Backed Securities........               5,043,940
SHORT-TERM INVESTMENTS (17.52%)
------------------------------------
  COMMERCIAL PAPER (8.21%)
  General Electric Capital Corp., 1.73%,
   due 8/08/02..........................   500,000       500,000
  IBM Corp., 1.72%, due 8/13/02.........   500,000       500,000
  Wells Fargo Financial, 1.71%, due
   8/29/02..............................   300,000       300,000
                                                     -----------
                                                       1,300,000
  UNITED STATES GOVERNMENT AGENCIES (6.78%)
  Federal Farm Credit Bank, due
   8/05/02..............................   225,000       224,956
  Federal Home Loan Bank, due 9/04/02...   500,000       499,197
  Federal National Mortgage Association,
   due 8/01/02..........................   350,000       350,000
                                                     -----------
                                                       1,074,153

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO (CONTINUED)

                                           SHARES
                                            HELD        VALUE
                                          ---------  -----------
  MONEY MARKET MUTUAL FUND (2.53%)
  Blackrock Provident Institutional
   Funds, T-Fund Portfolio..............   401,159   $   401,159
                                                     -----------
Total Short-term Investments............               2,775,312
                                                     -----------
Total Investments (98.43%)..............              15,585,284
OTHER ASSETS LESS LIABILITIES (1.57%)
-----------------------------------------
  Cash, receivables, prepaid expense and
   other assets, less liabilities.......                 248,903
                                                     -----------
Total Net Assets (100.00%)..............             $15,834,187
                                                     ===========

SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
STRATEGIC YIELD PORTFOLIO
JULY 31, 2002

                                                                    SHARES
                                                                     HELD            VALUE
                                                                  -----------     -----------
COMMON STOCK (0.62%)
-------------------------
  FOOD STORES
  Penn Traffic Co...............................................     9,092(1)     $    78,828
PREFERRED STOCKS (7.26%)
-----------------------------
  HOLDING AND OTHER INVESTMENT OFFICES (2.67%)
  New Plan Excel Realty Trust...................................     7,000            339,063
  METAL MINING (4.59%)
  Cameco Corp...................................................    24,000            582,000
                                                                                  -----------
Total Preferred Stocks..........................................                      921,063

                                                                   PRINCIPAL
                                                                    AMOUNT
                                                                  -----------
CORPORATE BONDS (81.36%)
-----------------------------
  APPAREL AND OTHER TEXTILE PRODUCTS (1.91%)
  Dan River, Inc., 10.125%, due 12/15/03........................  $280,000            242,200
  BUSINESS SERVICES (2.36%)
  Cendant Corp., 7.75%, due 12/01/03............................   300,000            299,487
  CHEMICALS AND ALLIED PRODUCTS (9.69%)
  Lyondell Chemical Co., 9.625%, due 5/01/07....................   600,000            567,000
  Nova Chemicals, Ltd., 7.875%, due 9/15/25.....................   200,000            176,270
  Polyone Corp., 8.875%, due 5/01/12............................   300,000            308,919
  Terra Industries, Inc., 10.50%, due 6/15/05...................   200,000            177,000
                                                                                  -----------
                                                                                    1,229,189
  DEPOSITORY INSTITUTIONS (3.26%)
  Dime Bancorp, Inc., 9.00%, due 12/19/02.......................   300,000            306,549
  Hudson United Bancorp, 8.20%, due 9/15/06.....................   100,000            106,326
                                                                                  -----------
                                                                                      412,875
  ELECTRIC, GAS AND SANITARY SERVICES (20.18%)
  Allied Waste North America, 10.00%, due 8/01/09...............   500,000            452,500
  Cleveland Electric Illuminating Co., 9.00%, due 7/01/23.......   500,000            531,835
  ESI Tractebel, 7.99%, due 12/30/11............................   451,000            414,090
  Gulf States Utilities, 8.94%, due 1/01/22.....................   400,000            424,484
  Northwestern Corp., 8.75%, due 3/15/12........................   500,000            442,265
  Waterford 3 Nuclear Power Plant, 8.09%, due 1/02/17...........   286,984            294,520
                                                                                  -----------
                                                                                    2,559,694

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
STRATEGIC YIELD PORTFOLIO (CONTINUED)

                                                                   PRINCIPAL
                                                                    AMOUNT           VALUE
                                                                  -----------     -----------
  FOOD STORES (0.36%)
  Penn Traffic Co., 11.00%, due 6/29/09.........................  $ 47,850        $    45,697
  GENERAL MERCHANDISE STORES (0.72%)
  DR Structured Finance, 8.35%, due 2/15/04.....................   142,981             91,508
  HOLDING AND OTHER INVESTMENT OFFICES (18.05%)
  Bradley Operating, L.P., 7.20%, due 1/15/08...................   500,000            471,085
  Federal Realty Investment Trust, 7.48%, due 8/15/26...........   600,000            621,410
  Price Development Co., 7.29%, due 3/11/08.....................   250,000            253,112
  SUSA Partnership, L.P., 8.20%, due 6/01/17....................   375,000            437,884
  Trinet Corp. Realty, 6.75%, due 3/01/13.......................   500,000            505,200
                                                                                  -----------
                                                                                    2,288,691
  INDUSTRIAL MACHINERY AND EQUIPMENT (4.75%)
  AGCO Corp., 8.5%, due 3/15/06.................................   600,000            603,000
  LUMBER AND WOOD PRODUCTS (3.03%)
  Georgia-Pacific Corp., 9.875%, due 11/01/21...................   330,000            294,937
  Georgia-Pacific Corp., 9.125%, due 7/01/22....................   100,000             88,875
                                                                                  -----------
                                                                                      383,812
  METAL MINING (6.35%)
  Battle Mountain Gold Co., 6.00%, due 1/04/05..................   475,000            448,875
  Teck Cominco Ltd., 3.75%, due 7/15/06.........................   400,000            356,000
                                                                                  -----------
                                                                                      804,875
  OIL AND GAS EXTRACTION (3.44%)
  Pool Energy Services, 8.625%, due 4/01/08.....................   400,000            436,348
  PAPER AND ALLIED PRODUCTS (2.02%)
  Container Corp. of America, 9.75%, due 4/01/03................   250,000            255,625
  TRANSPORTATION SERVICES (1.99%)
  Preston Corp., 7.00%, due 5/01/11.............................   306,000            252,450
  WATER TRANSPORTATION (3.25%)
  Windsor Petroleum Transportation, 7.84%, due 1/15/21..........   500,000            411,875
                                                                                  -----------
Total Corporate Bonds...........................................                   10,317,326

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
STRATEGIC YIELD PORTFOLIO (CONTINUED)

                                                                   PRINCIPAL
                                                                    AMOUNT           VALUE
                                                                  -----------     -----------
SHORT-TERM INVESTMENTS (8.93%)
-----------------------------------
  UNITED STATES GOVERNMENT AGENCIES (5.91%)
  Federal Home Loan Bank, due 9/23/02...........................  $250,000        $   249,374
  Federal National Mortgage Association, due 8/09/02............   500,000            499,812
                                                                                  -----------
                                                                                      749,186

                                                                    SHARES
                                                                     HELD
                                                                  -----------
  MONEY MARKET MUTUAL FUND (3.02%)
  Blackrock Provident Institutional Funds, T-Fund Portfolio.....   383,173            383,173
                                                                                  -----------
Total Short-Term Investments....................................                    1,132,359
                                                                                  -----------
Total Investments (98.17%)......................................                   12,449,576
OTHER ASSETS LESS LIABILITIES (1.83%)
-----------------------------------------
  Cash, receivables, prepaid expense and other assets, less
   liabilities..................................................                      232,588
                                                                                  -----------
Total Net Assets (100.00%)......................................                  $12,682,164
                                                                                  ===========

(1)  Non-income producing securities.

SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO
JULY 31, 2002

                                             SHARES
                                              HELD              VALUE
                                          -------------      -----------
COMMON STOCKS (65.37%)
---------------------------
  BUSINESS SERVICES (1.17%)
  Computer Associates
   International, Inc...................       5,500         $    51,370
  Compuware Corp........................      13,000(1)           48,230
  Microsoft Corp........................       2,800(1)          134,260
  Symantec Corp.........................       5,400(1)          181,116
                                                             -----------
                                                                 414,976
  CHEMICALS AND ALLIED PRODUCTS (5.79%)
  Bristol-Myers Squibb Co...............       9,000             210,870
  GlaxoSmithKline plc...................       4,100             161,950
  IVAX Corp.............................      12,400(1)          167,400
  Johnson & Johnson.....................       6,600             349,800
  Merck & Co., Inc......................       9,400             466,240
  Mylan Laboratories, Inc...............       6,800             220,592
  Pharmacia Corp........................       9,700             433,978
  Zimmer Holdings, Inc..................         900(1)           33,507
                                                             -----------
                                                               2,044,337
  COMMUNICATIONS (1.31%)
  ADC Telecommunications................      14,400(1)           25,920
  AT&T Corp.............................       9,450              96,201
  Centurytel, Inc.......................      12,780             339,948
                                                             -----------
                                                                 462,069
  DEPOSITORY INSTITUTIONS (6.95%)
  Associated-Banc Corp..................      11,458             405,613
  Bank of America Corp..................       6,175             410,638
  Community Bank Systems, Inc...........       7,770             236,208
  FleetBoston Financial Corp............      14,905             345,796
  U.S. Bancorp..........................      38,835             830,681
  Wachovia Corp.........................       6,234             223,177
                                                             -----------
                                                               2,452,113

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                             SHARES
                                              HELD              VALUE
                                          -------------      -----------
  ELECTRIC, GAS AND SANITARY SERVICES (11.54%)
  Alliant Energy Corp...................      14,870         $   284,463
  Atmos Energy Corp.....................      33,248             706,520
  Black Hills Corp......................       6,700             170,649
  Dynegy, Inc...........................      15,800              37,920
  Laclede Group, Inc....................      29,296             668,535
  Nisource, Inc.........................       4,400              87,120
  Northwest Natural Gas Co..............      36,800           1,034,080
  Puget Energy, Inc.....................      28,750             603,175
  TECO Energy, Inc......................       7,900             182,490
  Williams Companies, Inc...............      11,900              35,105
  Xcel Energy, Inc......................      37,665             262,148
                                                             -----------
                                                               4,072,205
  ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (1.72%)
  Acuity Brands, Inc....................      25,900             340,585
  Adaptec, Inc..........................      18,800(1)          110,920
  Intel Corp............................       4,400              82,676
  National Service Industries, Inc......       6,475              57,951
  Roxio, Inc............................       3,094(1)           14,882
                                                             -----------
                                                                 607,014
  FABRICATED METAL PRODUCTS (0.60%)
  Cooper Industries, Inc................       6,762             210,569
  FOOD AND KINDRED PRODUCTS (7.48%)
  ConAgra Foods, Inc....................      35,332             887,187
  Dean Foods Co.........................       7,798(1)          259,985
  Philip Morris Companies, Inc..........      17,600             810,480
  Sara Lee Corp.........................      15,000             281,100
  Sensient Technologies Corp............      18,719             400,774
                                                             -----------
                                                               2,639,526
  FOOD STORES (0.85%)
  7-Eleven, Inc.........................      23,760(1)          184,615
  Safeway, Inc..........................       4,100(1)          114,062
                                                             -----------
                                                                 298,677
  GENERAL MERCHANDISE STORES (0.82%)
  Federated Department Stores, Inc......       7,696(1)          289,447

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                             SHARES
                                              HELD              VALUE
                                          -------------      -----------
  HEALTH SERVICES (1.58%)
  Schering-Plough Corp..................       9,700         $   247,350
  Select Medical Corp...................       4,300(1)           62,780
  Taro Pharmaceutical Industries,
   Ltd..................................       4,155(1)          129,719
  Universal Health Services, Inc........       2,500(1)          118,200
                                                             -----------
                                                                 558,049
  HOLDING AND OTHER INVESTMENT OFFICES (3.78%)
  Highwoods Properties, Inc.............      16,100             429,065
  MBIA, Inc.............................       9,868             489,354
  Reckson Assoc. Realty Corp............      18,140             414,680
                                                             -----------
                                                               1,333,099
  INDUSTRIAL MACHINERY AND EQUIPMENT (1.32%)
  EMC Corp..............................      10,300(1)           77,250
  Hewlett-Packard Co....................       5,200              73,580
  Ingersoll-Rand Co.....................       8,178             313,953
                                                             -----------
                                                                 464,783
  INSTRUMENTS AND RELATED PRODUCTS (2.79%)
  Becton Dickinson & Co.................      17,600             511,456
  Pall Corp.............................      26,900             472,902
                                                             -----------
                                                                 984,358
  INSURANCE CARRIERS (1.50%)
  Allstate Corp.........................      12,900             490,329
  Principal Financial Group.............       1,400(1)           40,194
                                                             -----------
                                                                 530,523
  METAL MINING (1.34%)
  Barrick Gold Corp.....................      30,800             471,856
  OIL AND GAS EXTRACTION (3.05%)
  Occidental Petroleum Co...............      16,100             436,149
  Offshore Logistics, Inc...............      26,500(1)          492,370
  Veritas DGC, Inc......................      12,100(1)          149,072
                                                             -----------
                                                               1,077,591
  PAPER AND ALLIED PRODUCTS (2.12%)
  Abitibi Consolidated, Inc.............      99,700             749,744

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                             SHARES
                                              HELD              VALUE
                                          -------------      -----------
  PETROLEUM AND COAL PRODUCTS (4.74%)
  Conoco, Inc...........................      34,400         $   829,728
  Marathon Oil Corp.....................      16,200             392,688
  Phillips Petroleum Co.................       8,700             450,225
                                                             -----------
                                                               1,672,641
  PRIMARY METAL INDUSTRIES (0.15%)
  Wolverine Tube, Inc...................       8,250(1)           51,975
  PRINTING AND PUBLISHING (1.63%)
  Belo Corp.............................      26,400             576,840
  TRANSPORTATION EQUIPMENT (3.14%)
  Honeywell International, Inc..........      12,500             404,500
  ITT Industries, Inc...................       4,470             285,544
  SPX Corp..............................       4,017(1)          419,776
                                                             -----------
                                                               1,109,820
                                                             -----------
Total Common Stocks.....................                      23,072,212
PREFERRED STOCKS (7.88%)
-----------------------------
  DEPOSITORY INSTITUTIONS (0.81%)
  Taylor Capital Group, Inc.............      20,000             284,376
  PETROLEUM AND COAL PRODUCTS (3.07%)
  Nexen, Inc............................      44,000           1,083,720
  WHOLESALE -- NONDURABLE GOODS (4.00%)
  Howell Corp...........................      20,000           1,000,000
  Suiza Capital Trust II................       8,600             410,650
                                                             -----------
                                                               1,410,650
                                                             -----------
Total Preferred Stocks..................                       2,778,746

                                            PRINCIPAL
                                             AMOUNT
                                          -------------
CORPORATE BONDS (5.65%)
----------------------------
  ELECTRIC, GAS AND SANITARY SERVICES (1.87%)
  Virginia Electric & Power, 6.70%, due
   6/30/09..............................  $   26,100             661,635
  METAL MINING (3.78%)
  Teck Cominco Ltd., 3.75%, due
   7/15/06..............................   1,500,000           1,335,000
                                                             -----------
Total Corporate Bonds...................                       1,996,635

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (CONTINUED)

                                            PRINCIPAL
                                             AMOUNT             VALUE
                                          -------------      -----------
MORTGAGE-BACKED SECURITIES (10.90%)
------------------------------------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCATION
   (GNMA) (10.90%)
  Pool # 2796, 7.00%, due 8/01/29.......  $  675,768         $   705,272
  Pool # 3040, 7.00%, due 2/01/31.......     588,632             614,415
  Pool # 3188, 6.50%, due 2/20/32.......     959,268             988,675
  Pool # 3239, 6.50%, due 5/01/32.......   1,491,826           1,537,559
                                                             -----------
Total Mortgage-Backed Securities........                       3,845,921
SHORT-TERM INVESTMENTS (10.00%)
------------------------------------
  COMMERCIAL PAPER (7.08%)
  General Electric Capital Corp., 1.75%,
   due 8/06/02..........................   1,600,000           1,600,000
  Wells Fargo Financial, 1.74%, due
   8/01/02..............................     900,000             900,000
                                                             -----------
                                                               2,500,000

                                             SHARES
                                              HELD
                                          -------------
  MONEY MARKET MUTUAL FUND (2.92%)
  Blackrock Provident Institutional
   Funds, T-Fund Portfolio..............   1,030,240           1,030,240
                                                             -----------
Total Short-Term Investments............                       3,530,240
                                                             -----------
Total Investments (99.80%)..............                      35,223,754
OTHER ASSETS LESS LIABILITIES (0.20%)
-----------------------------------------
  Cash, receivables, prepaid expense and
   other assets, less liabilities.......                          71,378
                                                             -----------
Total Net Assets (100.00%)..............                     $35,295,132
                                                             ===========

(1)  Non-income producing securities.

SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO
JULY 31, 2002

                                     ANNUALIZED
                                      YIELD ON
                                      PURCHASE   PRINCIPAL
                                        DATE      AMOUNT      VALUE
                                     ----------  ---------  ----------
SHORT-TERM INVESTMENTS (98.97%)
------------------------------------
  COMMERCIAL PAPER (22.63%)
    NONDEPOSITORY INSTITUTIONS
    American General Finance Co.,
     1.76%, due 8/23/02............      1.756%  $200,000   $  200,000
    ChevronTexaco Corp., 1.76%, due
     8/26/02.......................      1.756    200,000      200,000
    General Electric Capital Corp.,
     1.76%, due 10/25/02...........      1.757    275,000      275,000
    IBM Corp., 1.76%, due
     9/11/02.......................      1.757    150,000      150,000
    Wells Fargo Financial, 1.75%,
     due 8/28/02...................      1.745    150,000      150,000
                                                            ----------
  Total Commercial Paper...........                            975,000
  UNITED STATES GOVERNMENT AGENCIES (76.34%)
    Federal Farm Credit Bank, due
     8/09/02.......................      1.705    200,000      199,925
    Federal Home Loan Bank, due
     8/12/02.......................      1.740    150,000      149,921
    Federal Home Loan Bank, due
     8/14/02.......................      1.731    250,000      249,846
    Federal Home Loan Bank, due
     9/04/02.......................      1.728    250,000      249,598
    Federal Home Loan Bank, due
     9/13/02.......................      1.729    300,000      299,390
    Federal Home Loan Bank, due
     9/17/02.......................      1.741    165,000      164,631
    Federal Home Loan Bank, due
     9/24/02.......................      1.729    150,000      149,617
    Federal Home Loan Bank, due
     10/04/02......................      1.709    175,000      174,477
    Federal Home Loan Mortgage
     Corp., due 8/08/02............      1.761    200,000      199,933
    Federal National Mortgage
     Assoc., due 8/01/02...........      1.761    250,000      250,000
    Federal National Mortgage
     Assoc., due 8/07/02...........      1.772    300,000      299,913
    Federal National Mortgage
     Assoc., due 8/21/02...........      1.730    205,000      204,806
    Federal National Mortgage
     Assoc., due 9/18/02...........      1.731    300,000      299,319
    Federal National Mortgage
     Assoc., due 10/16/02..........      1.710    150,000      149,468
    Federal National Mortgage
     Assoc., due 10/23/02..........      1.761    250,000      249,003
                                                            ----------
  Total United States Government
   Agencies........................                          3,289,847
                                                            ----------
Total Short-Term Investments.......                          4,264,847
OTHER ASSETS LESS LIABILITIES (1.03%)
-----------------------------------------
  Cash, receivables, prepaid
   expense and other assets, less
   liabilities.....................                             44,480
                                                            ----------
Total Net Assets (100.00%).........                         $4,309,327
                                                            ==========

SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO
JULY 31, 2002

                                             SHARES
                                              HELD          VALUE
                                          -------------  ------------
COMMON STOCKS (91.77%)
---------------------------
  BUSINESS SERVICES (3.49%)
  AOL Time Warner, Inc..................      27,576(1)  $   317,124
  Cisco Systems, Inc....................      35,144(1)      463,549
  Microsoft Corp........................      11,489(1)      550,898
  Oracle Corp...........................      29,172(1)      291,983
                                                         -----------
                                                           1,623,554
  CHEMICALS AND ALLIED PRODUCTS (15.05%)
  Bristol-Myers Squibb Co...............      24,962         584,860
  DuPont (E.I.) de Nemours & Co.........      18,318         767,707
  Johnson & Johnson.....................      34,184       1,811,752
  Lilly (Eli) & Co......................      10,096         589,808
  Merck & Co., Inc......................      22,138       1,098,045
  Pfizer, Inc...........................      20,888         675,727
  Procter & Gamble Co...................      15,521       1,381,214
  Zimmer Holdings, Inc..................       2,496(1)       92,926
                                                         -----------
                                                           7,002,039
  COMMUNICATIONS (6.02%)
  AT&T Corp.............................      24,525         249,664
  SBC Communications, Inc...............      19,989         552,896
  Verizon Communications................      21,290         702,570
  Viacom, Inc.-Class B..................      33,323(1)    1,296,931
                                                         -----------
                                                           2,802,061
  DEPOSITORY INSTITUTIONS (5.79%)
  Bank of America Corp..................      13,502         897,883
  Citigroup, Inc........................      30,484       1,022,434
  J.P. Morgan Chase & Co................      31,020         774,259
                                                         -----------
                                                           2,694,576
  EATING AND DRINKING PLACES (1.98%)
  McDonald's Corp.......................      37,219         921,171

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO (CONTINUED)

                                             SHARES
                                              HELD          VALUE
                                          -------------  ------------
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (5.69%)
  General Electric Co...................      49,887     $ 1,606,361
  Intel Corp............................      25,232         474,109
  Lucent Technologies, Inc..............      29,609(1)       51,816
  McData Corp...........................         547(1)        5,864
  Motorola, Inc.........................      16,965         196,794
  Texas Instruments, Inc................      13,554         313,775
                                                         -----------
                                                           2,648,719
  FOOD AND KINDRED PRODUCTS (7.66%)
  Coca-Cola Co. (The)...................      21,658       1,081,601
  PepsiCo, Inc..........................      28,494       1,223,532
  Philip Morris Companies, Inc..........      27,405       1,262,000
                                                         -----------
                                                           3,567,133
  GENERAL MERCHANDISE STORES (4.88%)
  Wal-Mart Stores, Inc..................      46,192       2,271,723
  INDUSTRIAL MACHINERY AND EQUIPMENT (10.29%)
  3M Co.................................      10,936       1,376,077
  Caterpillar, Inc......................      23,586       1,054,294
  Dell Computer Corp....................      20,300(1)      506,079
  EMC Corp..............................      14,866(1)      111,495
  Hewlett-Packard Co....................      21,302         301,423
  International Business Machines
   Corp.................................      19,341       1,361,607
  Sun Microsystems, Inc.................      19,922(1)       78,094
                                                         -----------
                                                           4,789,069
  INSTRUMENTS AND RELATED PRODUCTS (1.00%)
  Agilent Technologies, Inc.............       4,062          76,690
  Eastman Kodak Co......................      12,652         389,429
                                                         -----------
                                                             466,119
  INSURANCE CARRIERS (4.45%)
  American International Group, Inc.....      32,374       2,069,346
  LUMBER AND WOOD PRODUCTS (0.93%)
  Home Depot, Inc.......................      13,973         431,486
  MOTION PICTURES (1.35%)
  Disney (Walt) Co......................      35,381         627,305
  PAPER AND ALLIED PRODUCTS (1.64%)
  International Paper Co................      19,138         762,075

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO (CONTINUED)

                                             SHARES
                                              HELD          VALUE
                                          -------------  ------------
  PETROLEUM AND COAL PRODUCTS (5.13%)
  Exxon Mobil Corp......................      64,892     $ 2,385,430
  PRIMARY METAL INDUSTRIES (2.90%)
  Alcoa, Inc............................      49,892       1,349,579
  SECURITY AND COMMODITY BROKERS (2.92%)
  American Express Co...................      38,568       1,359,908
  TRANSPORTATION EQUIPMENT (10.53%)
  Boeing Co. (The)......................      20,953         869,969
  Ford Motor Co.........................      41,134         554,075
  General Motors Corp...................      15,539         723,340
  Honeywell International, Inc..........      29,211         945,268
  United Technologies Corp..............      26,009       1,807,625
                                                         -----------
                                                           4,900,277
  WHOLESALE -- DURABLE GOODS (0.07%)
  Visteon Corp..........................       3,080          34,311
                                                         -----------
Total Common Stocks.....................                  42,705,881
SHORT-TERM INVESTMENTS (8.17%)
-----------------------------------
  MONEY MARKET MUTUAL FUND (1.72%)
  Blackrock Provident Institutional
   Funds, T-Fund Portfolio..............     802,139         802,139

                                            PRINCIPAL
                                             AMOUNT
                                          -------------
  COMMERCIAL PAPER (4.30%)
  General Electric Capital Corp., 1.76%,
   due 9/10/02..........................  $1,000,000       1,000,000
  Wells Fargo Financial, 1.77%, due
   9/23/02..............................   1,000,000       1,000,000
                                                         -----------
                                                           2,000,000
  UNITED STATES GOVERNMENT AGENCIES (2.15%)
  Federal National Mortgage Assoc., due
   8/16/02..............................   1,000,000         999,295
                                                         -----------
Total Short-Term Investments............                   3,801,434
                                                         -----------
Total Investments (99.94%)..............                  46,507,315
OTHER ASSETS LESS LIABILITIES (0.06%)
-----------------------------------------
  Cash, receivables, prepaid expense and
   other assets, less liabilities.......                      28,715
                                                         -----------
Total Net Assets (100.00%)..............                 $46,536,030
                                                         ===========

(1)  Non-income producing securities.

SEE ACCOMPANYING NOTES.

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2002

1.  SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    EquiTrust Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company and operates in the mutual fund industry. The Fund currently consists of six portfolios [known as the Value Growth, High Grade Bond, Strategic Yield (formerly High Yield Bond), Managed, Money Market and Blue Chip Portfolios].

    Institutional shares ("Class I") are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group, Inc. and its affiliates; (b) investment advisory clients of EquiTrust Investment Management Services, Inc. ("EquiTrust Investment"), including affiliated and unaffiliated benefit plans, such as qualified retirement plans, and affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial Group, Inc., its affiliates, and affiliated state Farm Bureau Federations; (d) directors and trustees of the Fund and affiliated funds; and (e) such other types of accounts as EquiTrust Investment, the Fund's distributor, deems appropriate. Class I shares currently are available for purchase only from EquiTrust Investment. Share certificates are not available for Class A or Class I shares.

    Traditional shares ("Class A") are subject to a declining contingent deferred sales charge ("CDSC") on shares redeemed within six years of purchase. Class I shares are not subject to a CDSC. Class I shares do not bear any distribution fee or administrative service fee. The shares of each portfolio have equal rights and privileges with all other shares of that portfolio, except that Class A shares have separate and exclusive voting rights with respect to the Fund's Rule 12b-1 Plan. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share, subject to any preferences (such as resulting from Rule 12b-1 distribution fees with respect to the Class A shares). In addition, the Board of Directors of the Fund declares separate dividends on each class of shares.

    The Fund allocates daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. As noted previously, distribution fees and administrative service fees are only charged against Class A shares. Other class-specific expenses charged to each class during the year ended July 31, 2002, which are included in the corresponding captions of the statements of operations, were as follows:

                                   TRANSFER AND
                                DIVIDEND DISBURSING
                                    AGENT FEES       REGISTRATION FEES
                                -------------------  ------------------
PORTFOLIO                        CLASS A   CLASS I   CLASS A   CLASS I
---------                       ---------  --------  --------  --------
Value Growth..................  $152,599    $1,898    $9,079    $2,678
High Grade Bond...............    28,734     1,070     5,049     2,536
Strategic Yield...............    33,135       727     5,704     2,743
Managed.......................   100,853       860     6,439     2,584

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                                   TRANSFER AND
                                DIVIDEND DISBURSING
                                    AGENT FEES       REGISTRATION FEES
                                -------------------  ------------------
PORTFOLIO                        CLASS A   CLASS I   CLASS A   CLASS I
---------                       ---------  --------  --------  --------
Money Market..................  $  5,530    $  449    $3,908    $1,757
Blue Chip.....................   146,541     1,305     8,078     2,638

SECURITY VALUATION

    All portfolios, other than the Money Market Portfolio, value their investment securities that are traded on any national exchange at the last sale price on the day of valuation or, lacking any sales, at the mean between the closing bid and asked prices. Investments traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Investments for which market quotations are not readily available, or in situations where liquidation of the holdings at quoted market prices is questionable, are valued at fair value as determined in good faith by the Board of Directors. Short-term investments are valued at market value, except that obligations maturing in 90 days or less are valued using the amortized cost method of valuation described below with respect to the Money Market Portfolio, which approximates market.

    The Money Market Portfolio values investments at amortized cost, which approximates market. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the portfolio.

INCOME AND INVESTMENT TRANSACTIONS

    The Fund records investment transactions generally one day after the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date and interest is recognized on an accrual basis. Discounts and premiums on investments purchased are amortized over the life of the respective investments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

    With respect to the Money Market Portfolio, all net investment income and any realized gains and losses from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions of the other portfolios are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for net operating losses, certain defaulted securities, deferral of post-October losses, returns of capital, and the mark to market adjustment discussed in Note 2. Permanent book and tax basis differences are reclassified within the

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. During the year ended July 31, 2002, permanent adjustments were reflected in the statement of assets and liabilities of the Managed Portfolio that reduced additional paid-in capital by $10,511 and increased accumulated undistributed net investment income by the same amount.

    Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

USE OF ESTIMATES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  FEDERAL INCOME TAXES

    No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

    An election was made under section 311 of the Taxpayer Relief Act of 1997 to treat certain securities within the Value Growth Portfolio as deemed to have been sold on January 2, 2001, at the closing market price and then reacquired on that date for the same amount. The securities elected for the deemed sale resulted in a realized gain, for tax reporting purposes only, of $5,905,182. These realized gains were offset against capital loss carryovers. As a result of this election, at July 31, 2002, the tax cost of investments of the Value Growth Portfolio differed by $5,398,807 from the cost for financial reporting purposes.

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  FEDERAL INCOME TAXES (CONTINUED)

    At July 31, 2002, the Portfolios had approximate net capital loss carryovers as follows:

                                                       PORTFOLIO
                                           ----------------------------------
                                              VALUE     STRATEGIC
NET CAPITAL LOSS CARRYFORWARDS EXPIRE IN:    GROWTH       YIELD     MANAGED
-----------------------------------------  -----------  ---------  ----------
2007..................................     $21,637,000             $4,313,000
2008..................................          33,000   $41,000    1,253,000
2009..................................                                825,000
                                           -----------   -------   ----------
                                           $21,670,000   $41,000   $6,391,000
                                           ===========   =======   ==========

    At July 31, 2002, the Strategic Yield and Blue Chip Portfolios had post-October capital losses of $805,000 and $1,036,000, respectively, that were deferred to the first day of the next fiscal year.

3.  MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES

    The Fund has entered into agreements with EquiTrust Investment relating to the management of the portfolios and the investment of their assets. Pursuant to these agreements, fees paid to EquiTrust Investment are determined as follows:
(1) annual investment advisory and management fees, which are based on each portfolio's average daily net assets as follows: Value Growth Portfolio -- 0.50%; High Grade Bond Portfolio -- 0.40%; Strategic Yield Portfolio -- 0.55%; Managed Portfolio -- 0.60%; Money Market Portfolio -- 0.25%; and Blue Chip Portfolio -- 0.25%; (2) distribution fees, which are computed at an annual rate of 0.50% of the average daily net asset value attributable to Class A shares of each portfolio and, in part, are subsequently remitted by EquiTrust Investment to retail dealers including EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), an affiliate, who serves as principal dealer; (3) administrative service fees, which are computed at an annual rate of 0.25% of the average daily net asset value attributable to Class A shares of each portfolio; (4) transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by the investment adviser, plus an annual per account charge ranging from $7.00 to $9.00; and (5) accounting fees, which are based on each portfolio's daily net assets at an annual rate of 0.05%, with a maximum per portfolio annual expense of $30,000.

    EquiTrust Investment has also agreed to reimburse the portfolios annually for total expenses (excluding brokerage, interest, taxes, the distribution fee and extraordinary expenses) in excess of 1.50% for both Class A and Class I shares based on each portfolio's average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fees paid by the portfolio for such period.

    EquiTrust Investment has voluntarily waived the investment advisory and management fees charged to the Money Market Portfolio. The waiver was effective January 1, 2002 and may be revoked at any time.

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  MANAGEMENT CONTRACT AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

    EquiTrust Investment has also voluntarily waived the 25 basis point administrative service fees charged to the Money Market Portfolio (Class A shares only). The waiver was effective February 1, 2002 and may be revoked at any time.

    Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., EquiTrust Investment, EquiTrust Marketing and other affiliated entities. At July 31, 2002, Farm Bureau Life Insurance Company, a wholly-owned subsidiary of FBL Financial Group, Inc., owned shares of the Fund's portfolios as follows:

PORTFOLIO                                  CLASS A   CLASS I
---------                                 ---------  --------
Value Growth............................         --  154,703
High Grade Bond.........................         --   94,967
Strategic Yield.........................     75,129   95,057
Managed.................................         --   70,373
Money Market............................  1,910,602  500,000
Blue Chip...............................         --   27,196

    EquiTrust Investment also owned 102,078 shares of Value Growth Portfolio (Class A) at July 31, 2002.

4.  EXPENSE OFFSET ARRANGEMENTS

    The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian banks to indirectly pay a portion of the custodians' fees through credits earned by the Funds' cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations.

5.  CAPITAL SHARE TRANSACTIONS

    Net assets as of July 31, 2002 consisted of the following for financial reporting purposes:

                                                            PORTFOLIO
                           ----------------------------------------------------------------------------
                              VALUE      HIGH GRADE    STRATEGIC                  MONEY        BLUE
                              GROWTH        BOND         YIELD       MANAGED      MARKET       CHIP
                           ------------  -----------  -----------  -----------  ----------  -----------
Capital Stock
 (5,000,000,000 shares of
 $.001 par value Capital
 Stock authorized).......  $      7,011  $     1,510  $     1,345  $     3,135  $    4,309  $     1,446
Additional paid-in
 capital.................    99,660,716   15,515,825   13,710,994   41,720,590   4,305,018   43,872,624
Accumulated undistributed
 net investment income...       160,234                                                          78,524
Accumulated undistributed
 net realized gain (loss)
 from investment
 transactions............   (27,068,898)      27,409     (845,776)  (6,391,118)              (1,036,489)
Net unrealized
 appreciation
 (depreciation) of
 investments.............    (9,676,296)     289,443     (184,399)     (37,475)               3,619,925
                           ------------  -----------  -----------  -----------  ----------  -----------
Net Assets...............  $ 63,082,767  $15,834,187  $12,682,164  $35,295,132  $4,309,327  $46,536,030
                           ============  ===========  ===========  ===========  ==========  ===========

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

    As of July 31, 2002, the components of accumulated earnings (deficit) on a tax basis were identical to those reported in the statements of assets and liabilities, except as follows:

                                                    PORTFOLIO
                                          -----------------------------
                                          VALUE GROWTH  STRATEGIC YIELD
                                          ------------  ---------------
Undistributed ordinary income...........                  $     5,804
                                          ------------    -----------
Accumulated earnings....................                        5,804
Accumulated capital and other losses....  $(21,670,091)      (845,776)
Net unrealized appreciation
 (depreciation) of investments *........   (15,075,103)      (190,203)
                                          ------------    -----------
    Total accumulated earnings
     (deficit)..........................  $(36,745,194)   $(1,030,175)
                                          ============    ===========

 * The differences between book-basis and tax-basis unrealized depreciation are attributable primarily to the realized gain recognized on January 2, 2001 from the mark to market election as described in Note 2 and accrued interest on defaulted securities.

    Transactions in Capital Stock for each portfolio were as follows:

YEAR ENDED JULY 31, 2002:

                                                           PORTFOLIO
                           --------------------------------------------------------------------------
                              VALUE     HIGH GRADE   STRATEGIC                  MONEY        BLUE
                             GROWTH        BOND        YIELD      MANAGED      MARKET        CHIP
                           -----------  -----------  ---------  -----------  -----------  -----------
Shares sold:
  Class A................      330,337     207,942      83,860      217,479      594,281      132,461
  Class I................       65,807      46,028      41,101       44,905      668,171       35,149
Shares issued in
 reinvestment of
 dividends and/or capital
 gains distribution:
  Class A................       42,175      47,820      51,644       50,135        9,832        1,442
  Class I................        5,500       5,811       8,173        6,413        7,995        1,264
Shares redeemed:
  Class A................     (578,492)   (127,851)    (93,873)    (319,360)  (1,083,570)    (125,942)
  Class I................      (54,333)    (17,274)    (17,323)     (26,674)    (484,763)     (17,672)
                           -----------  -----------  ---------  -----------  -----------  -----------
Net Increase
 (Decrease)..............     (189,006)    162,476      73,582      (27,102)    (288,054)      26,702
                           ===========  ===========  =========  ===========  ===========  ===========

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                           PORTFOLIO
                           --------------------------------------------------------------------------
                              VALUE     HIGH GRADE   STRATEGIC                  MONEY        BLUE
                             GROWTH        BOND        YIELD      MANAGED      MARKET        CHIP
                           -----------  -----------  ---------  -----------  -----------  -----------
Value of shares sold:
  Class A................  $ 3,335,449  $2,152,811   $ 793,897  $ 2,651,651  $   594,281  $ 4,921,104
  Class I................      664,197     477,717     389,539      548,117      668,171    1,302,359
Value issued in
 reinvestment of
 dividends and/or capital
 gains distribution:
  Class A................      432,293     495,195     489,932      595,276        9,832       55,774
  Class I................       56,535      60,222      77,493       76,501        7,995       49,014
Value redeemed:
  Class A................   (5,815,287) (1,320,019)   (890,454)  (3,866,768)  (1,083,570)  (4,658,151)
  Class I................     (542,088)   (178,146)   (164,362)    (317,848)    (484,763)    (648,439)
                           -----------  -----------  ---------  -----------  -----------  -----------
Net Increase
 (Decrease)..............  $(1,868,901) $1,687,780   $ 696,045  $  (313,071) $  (288,054) $ 1,021,661
                           -----------  -----------  ---------  -----------  -----------  -----------

YEAR ENDED JULY 31, 2001:

                                                                  PORTFOLIO
                           ----------------------------------------------------------------------------------------
                               VALUE       HIGH GRADE      STRATEGIC                       MONEY          BLUE
                              GROWTH          BOND           YIELD         MANAGED        MARKET          CHIP
                           -------------  -------------  -------------  -------------  -------------  -------------
Shares sold:
  Class A................       389,090         83,883         83,878        213,850        701,252        125,419
  Class I................       108,828         33,721         36,215         57,535        450,450         31,170
Shares issued in
 reinvestment of
 dividends and/or capital
 gains distribution:
  Class A................        53,619         53,709         52,735         66,939         70,930         25,622
  Class I................         5,521          4,640          6,083          6,488         15,926          3,101
Shares redeemed:
  Class A................      (845,773)      (161,670)      (159,145)      (330,209)    (1,086,156)      (151,308)
  Class I................       (89,054)        (9,949)       (12,658)       (24,940)      (213,162)       (21,849)
                           ------------   ------------   ------------   ------------   ------------   ------------
Net Increase
 (Decrease)..............      (377,769)         4,334          7,108        (10,337)       (60,760)        12,155
                           ------------   ------------   ------------   ------------   ------------   ------------
Value of shares sold:
  Class A................  $  3,731,871   $    836,546   $    790,183   $  2,529,005   $    701,252   $  5,442,194
  Class I................     1,061,816        338,613        340,863        677,533        450,450      1,371,000
Value issued in
 reinvestment of
 dividends and/or capital
 gains distribution:
  Class A................       520,104        536,956        495,827        790,727         70,930      1,132,231
  Class I................        53,661         46,500         57,215         77,213         15,926        137,367
Value redeemed:
  Class A................    (8,021,223)    (1,612,366)    (1,491,379)    (3,771,337)    (1,086,156)    (6,674,728)
  Class I................      (854,678)       (99,120)      (118,405)      (289,075)      (213,162)      (961,985)
                           ------------   ------------   ------------   ------------   ------------   ------------
Net Increase
 (Decrease)..............  $ (3,508,449)  $     47,129   $     74,304   $     14,066   $    (60,760)  $    446,079
                           ============   ============   ============   ============   ============   ============

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  INVESTMENT TRANSACTIONS

    For the year ended July 31, 2002, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. Government securities) by portfolio, were as follows:

PORTFOLIO                                  PURCHASES      SALES
---------                                 -----------  -----------
Value Growth............................  $12,000,445  $15,273,427
High Grade Bond.........................      498,265    1,576,593
Strategic Yield.........................    3,782,805    4,039,715
Managed.................................    4,327,471    6,428,203
Blue Chip...............................                   113,733

    The U.S. federal income tax basis of the Fund's investments in securities and the net unrealized appreciation (depreciation) of investments for U.S. federal income tax purposes at July 31, 2002, by portfolio, was composed of the following:

                                                                           NET UNREALIZED
                                 TAX COST OF        GROSS UNREALIZED        APPRECIATION
                                 INVESTMENTS   --------------------------  (DEPRECIATION)
PORTFOLIO                       IN SECURITIES  APPRECIATION  DEPRECIATION  OF INVESTMENTS
---------                       -------------  ------------  ------------  --------------
Value Growth..................   $78,059,021   $ 2,399,449   $17,474,552    $(15,075,103)
High Grade Bond...............    15,295,841       582,646       293,203         289,443
Strategic Yield...............    12,639,779       259,817       450,020        (190,203)
Managed.......................    35,261,229     3,858,445     3,895,920         (37,475)
Blue Chip.....................    42,887,390    12,347,587     8,727,662       3,619,925

7.  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income for the following portfolios are declared daily and were payable on the last business day of the month as follows:

ORDINARY INCOME:

                               HIGH GRADE          STRATEGIC             MONEY
                                  BOND               YIELD               MARKET
                           ------------------  ------------------  ------------------
PAYABLE DATE               CLASS A   CLASS I   CLASS A   CLASS I   CLASS A   CLASS I
------------               --------  --------  --------  --------  --------  --------
August 31, 2001..........  $0.0407   $0.0481   $0.0465   $0.0539   $0.0016   $0.0022
September 28, 2001.......   0.0486    0.0548    0.0587    0.0657    0.0012    0.0018
October 31, 2001.........   0.0392    0.0472    0.0487    0.0570    0.0008    0.0015
November 30, 2001........   0.0366    0.0439    0.0476    0.0552    0.0004    0.0011
December 31, 2001........   0.0471    0.0543    0.0593    0.0655    0.0002    0.0009
January 31, 2002.........   0.0358    0.0434    0.0445    0.0523    0.0002    0.0010

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (CONTINUED)

                               HIGH GRADE          STRATEGIC             MONEY
                                  BOND               YIELD               MARKET
                           ------------------  ------------------  ------------------
PAYABLE DATE               CLASS A   CLASS I   CLASS A   CLASS I   CLASS A   CLASS I
------------               --------  --------  --------  --------  --------  --------
February 28, 2002........   0.0385    0.0452    0.0448    0.0516    0.0004    0.0008
March 28, 2002...........   0.0439    0.0504    0.0551    0.0618    0.0004    0.0009
April 30, 2002...........   0.0389    0.0466    0.0472    0.0554    0.0005    0.0010
May 31, 2002.............   0.0346    0.0417    0.0439    0.0516    0.0004    0.0010
June 28, 2002............   0.0437    0.0500    0.0545    0.0612    0.0004    0.0009
July 31, 2002............   0.0372    0.0449    0.0455    0.0535    0.0004    0.0010
                           -------   -------   -------   -------   -------   -------
Total Dividends per
 Share...................  $0.4848   $0.5705   $0.5963   $0.6847   $0.0069   $0.0141
                           =======   =======   =======   =======   =======   =======

    The percentages of income dividends qualifying for the dividends received deduction by corporate shareholders for the High Grade Bond and Strategic Yield Portfolios are 4% and 7%, respectively.

    In addition, dividends and distributions to shareholders from net investment income and net realized gain from investment transactions were paid during the year ended July 31, 2002, for the following portfolios:

ORDINARY INCOME DIVIDENDS:

                                                               DIVIDEND AMOUNT
                                                                  PER SHARE
                           DECLARATION   RECORD     PAYABLE   ------------------
PORTFOLIO                     DATE        DATE       DATE     CLASS A   CLASS I
---------                  -----------  ---------  ---------  --------  --------
Value Growth.............    12/26/01   12/26/01   12/27/01   $0.0670   $0.1550
Managed..................    10/30/01   10/30/01   10/31/01    0.0658    0.0957
Managed..................    12/26/01   12/26/01   12/27/01    0.0490    0.0679
Managed..................    04/29/02   04/29/02   04/30/02    0.0450    0.0830
Managed..................    07/30/02   07/30/02   07/31/02    0.0607    0.0897
Blue Chip................    12/26/01   12/26/01   12/27/01    0.0435    0.4260

    All ordinary income dividends qualify for the dividends received deduction by corporate shareholders for the Value Growth, Managed and Blue Chip Portfolios.

CAPITAL GAINS DISTRIBUTIONS:

                                                                      DIVIDEND
                                                                       AMOUNT
                                DECLARATION   RECORD     PAYABLE     PER SHARE
PORTFOLIO                          DATE        DATE       DATE     (BOTH CLASSES)
---------                       -----------  ---------  ---------  --------------
High Grade Bond...............    12/26/01   12/26/01   12/27/01      $0.0186

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (CONTINUED)

RETURN OF CAPITAL DISTRIBUTIONS:

                                                                      DIVIDEND
                                                                       AMOUNT
                                DECLARATION   RECORD     PAYABLE     PER SHARE
PORTFOLIO                          DATE        DATE       DATE     (BOTH CLASSES)
---------                       -----------  ---------  ---------  --------------
Managed.......................    07/30/02   07/30/02   07/31/02      $0.0033

    The tax character of dividends and distributions to shareholders during the years ended July 31, 2002 and 2001 was the same as for financial reporting purposes.

EQUITRUST SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
YEARS ENDED JULY 31, 2002, 2001, 2000, 1999 AND 1998

                                   INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                                  ------------------------------------  ------------------------------------------------------------
                                              NET REALIZED
                                                  AND
                       NET ASSET               UNREALIZED     TOTAL     DIVIDENDS
                       VALUE AT      NET          GAIN         FROM      FROM NET   DISTRIBUTIONS    DISTRIBUTIONS
                       BEGINNING  INVESTMENT   (LOSS) ON    INVESTMENT  INVESTMENT      FROM          IN EXCESS OF         TOTAL
                       OF PERIOD    INCOME    INVESTMENTS   OPERATIONS    INCOME    CAPITAL GAINS  NET REALIZED GAINS  DISTRIBUTIONS
                       ---------  ----------  ------------  ----------  ----------  -------------  ------------------  -------------
 VALUE GROWTH
  PORTFOLIO
   Class A:
     2002............   $10.28      $0.04        $(1.26)      $(1.22)     $(0.07)      $   --            $   --           $(0.07)
     2001............     8.53       0.08          1.75         1.83       (0.08)          --                --            (0.08)
     2000............     9.57       0.06         (1.05)       (0.99)      (0.05)          --                --            (0.05)
     1999............    11.07       0.09         (0.97)       (0.88)      (0.11)          --             (0.51)           (0.62)
     1998............    15.63       0.13         (2.26)       (2.13)      (0.17)       (2.26)               --            (2.43)
   Class I:
     2002............   $10.35      $0.13        $(1.26)      $(1.13)     $(0.16)      $   --            $   --           $(0.16)
     2001............     8.58       0.16          1.77         1.93       (0.16)          --                --            (0.16)
     2000............     9.60       0.12         (1.05)       (0.93)      (0.09)          --                --            (0.09)
     1999............    11.08       0.19         (1.01)       (0.82)      (0.15)          --             (0.51)           (0.66)
     1998............    16.16       0.19         (2.83)       (2.64)      (0.18)       (2.26)               --            (2.44)
 HIGH GRADE BOND
  PORTFOLIO
   Class A:
     2002............   $10.36      $0.48        $ 0.15       $ 0.63      $(0.48)      $(0.02)           $   --           $(0.50)
     2001............     9.69       0.58          0.67         1.25       (0.58)          --                --            (0.58)
     2000............    10.07       0.57         (0.35)        0.22       (0.57)       (0.01)            (0.02)           (0.60)
     1999............    10.57       0.56         (0.44)        0.12       (0.56)       (0.06)               --            (0.62)
     1998............    10.50       0.60          0.07         0.67       (0.60)          --                --            (0.60)
   Class I:
     2002............   $10.37      $0.57        $ 0.14       $ 0.71      $(0.57)      $(0.02)           $   --           $(0.59)
     2001............     9.69       0.66          0.68         1.34       (0.66)          --                --            (0.66)
     2000............    10.07       0.63         (0.35)        0.28       (0.63)       (0.01)            (0.02)           (0.66)
     1999............    10.57       0.60         (0.44)        0.16       (0.60)       (0.06)               --            (0.66)
     1998............    10.53       0.42          0.04         0.46       (0.42)          --                --            (0.42)
 STRATEGIC YIELD
  PORTFOLIO
   Class A:
     2002............   $ 9.55      $0.60        $(0.12)      $ 0.48      $(0.60)      $   --            $   --           $(0.60)
     2001............     9.35       0.62          0.20         0.82       (0.62)          --                --            (0.62)
     2000............     9.87       0.66(4)      (0.52)        0.14       (0.66)          --                --            (0.66)
     1999............    10.48       0.60         (0.51)        0.09       (0.60)       (0.02)            (0.08)           (0.70)
     1998............    10.48       0.65          0.07         0.72       (0.65)       (0.07)               --            (0.72)
   Class I:
     2002............   $ 9.55      $0.68        $(0.12)      $ 0.56      $(0.68)      $   --            $   --           $(0.68)
     2001............     9.34       0.70          0.21         0.91       (0.70)          --                --            (0.70)
     2000............     9.87       0.73         (0.53)        0.20       (0.73)          --                --            (0.73)
     1999............    10.47       0.65         (0.50)        0.15       (0.65)       (0.02)            (0.08)           (0.75)
     1998............    10.52       0.45          0.02         0.47       (0.45)       (0.07)               --            (0.52)

                                                                             RATIOS/SUPPLEMENTAL DATA
                                     TOTAL        ------------------------------------------------------------------------------
                                   INVESTMENT                                                          RATIO OF NET
                       NET ASSET  RETURN BASED                        RATIO OF        RATIO OF NET      INVESTMENT
                       VALUE AT        ON         NET ASSETS AT   TOTAL EXPENSES TO   EXPENSES TO       INCOME TO      PORTFOLIO
                          END      NET ASSET      END OF PERIOD        AVERAGE        AVERAGE NET        AVERAGE       TURNOVER
                       OF PERIOD   VALUE (1)      (IN THOUSANDS)   NET ASSETS (2)      ASSETS (2)     NET ASSETS (2)   RATE (2)
                       ---------  ------------    --------------  -----------------  --------------  ----------------  ---------
 VALUE GROWTH
  PORTFOLIO
   Class A:
     2002............   $ 8.99       (11.98)%        $58,231             1.66%            1.65%            0.40%            20%
     2001............    10.28        21.49%          68,667             1.70%            1.69%            0.82%            43%
     2000............     8.53       (10.35)%         60,429             1.79%            1.78%            0.64%           103%
     1999............     9.57        (7.46)%         82,902             1.74%            1.74%            0.92%           220%
     1998............    11.07       (16.37)%         92,848             1.60%            1.60%            0.87%           217%
   Class I:
     2002............   $ 9.06       (11.14)%        $ 4,852             0.76%            0.75%            1.30%            20%
     2001............    10.35        22.55%           5,366             0.77%            0.76%            1.74%            43%
     2000............     8.58        (9.70)%          4,230             1.01%            1.00%            1.42%           103%
     1999............     9.60        (6.83)%          5,399             1.19%            1.18%            1.48%           220%
     1998............    11.08       (18.97)%(3)       4,885             0.73%(3)         0.73%(3)         0.64%(3)        217%(3)
 HIGH GRADE BOND
  PORTFOLIO
   Class A:
     2002............   $10.49         6.29%         $13,554             1.66%            1.66%            4.68%            21%
     2001............    10.36        13.32%          12,070             1.70%            1.68%            5.84%             9%
     2000............     9.69         2.27%          11,513             1.75%            1.73%            5.80%            12%
     1999............    10.07         1.07%          13,110             1.67%            1.66%            5.33%            29%
     1998............    10.57         6.53%          11,510             1.71%            1.71%            5.67%            38%
   Class I:
     2002............   $10.49         7.06%         $ 2,280             0.83%            0.82%            5.51%            21%
     2001............    10.37        14.35%           1,895             0.86%            0.84%            6.66%             9%
     2000............     9.69         2.85%           1,495             1.19%            1.17%            6.36%            12%
     1999............    10.07         1.47%           1,521             1.26%            1.25%            5.74%            29%
     1998............    10.57         4.40%(3)        1,376             0.95%(3)         0.95%(3)         3.89%(3)         38%(3)
 STRATEGIC YIELD
  PORTFOLIO
   Class A:
     2002............   $ 9.43         5.13%         $10,552             1.93%            1.93%            6.27%            33%
     2001............     9.55         9.03%          10,288             1.96%            1.94%            6.55%            20%
     2000............     9.35         1.64%          10,276             2.02%            1.98%            7.05%             3%
     1999............     9.87         0.87%          11,734             1.95%            1.94%            5.93%            44%
     1998............    10.48         7.10%          10,982             1.97%            1.97%            6.17%            30%
   Class I:
     2002............   $ 9.43         6.11%         $ 2,130             0.98%            0.97%            7.22%            33%
     2001............     9.55        10.14%           1,852             1.04%            1.02%            7.47%            20%
     2000............     9.34         2.20%           1,535             1.34%            1.33%            7.71%             3%
     1999............     9.87         1.43%           1,635             1.50%            1.49%            6.38%            44%
     1998............    10.47         4.62%(3)        1,454             1.05%(3)         1.05%(3)         4.26%(3)         30%(3)

EQUITRUST SERIES FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
YEARS ENDED JULY 31, 2002, 2001, 2000, 1999 AND 1998

                                   INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                                  ------------------------------------  ------------------------------------------------------------
                                              NET REALIZED
                                                  AND
                       NET ASSET               UNREALIZED     TOTAL     DIVIDENDS
                       VALUE AT      NET          GAIN         FROM      FROM NET   DISTRIBUTIONS   DISTRIBUTIONS IN
                       BEGINNING  INVESTMENT   (LOSS) ON    INVESTMENT  INVESTMENT      FROM           EXCESS OF           TOTAL
                       OF PERIOD    INCOME    INVESTMENTS   OPERATIONS    INCOME    CAPITAL GAINS  NET REALIZED GAINS  DISTRIBUTIONS
                       ---------  ----------  ------------  ----------  ----------  -------------  ------------------  -------------
 MANAGED PORTFOLIO
   Class A:
     2002............   $12.46      $0.22        $(1.20)      $(0.98)     $(0.22)      $   --            $   --           $(0.22)
     2001............    10.06       0.30          2.40         2.70       (0.30)          --                --            (0.30)
     2000............    10.39       0.46         (0.33)        0.13       (0.46)          --                --            (0.46)
     1999............    12.15       0.47         (1.25)       (0.78)      (0.47)          --             (0.51)           (0.98)
     1998............    14.05       0.44         (1.00)       (0.56)      (0.44)       (0.90)               --            (1.34)
   Class I:
     2002............   $12.49      $0.34        $(1.20)      $(0.86)     $(0.34)      $   --            $   --           $(0.34)
     2001............    10.08       0.40          2.41         2.81       (0.40)          --                --            (0.40)
     2000............    10.41       0.53         (0.33)        0.20       (0.53)          --                --            (0.53)
     1999............    12.13       0.49         (1.21)       (0.72)      (0.49)          --             (0.51)           (1.00)
     1998............    14.21       0.34         (1.16)       (0.82)      (0.36)       (0.90)               --            (1.26)
 MONEY MARKET
  PORTFOLIO
   Class A:
     2002............   $ 1.00      $0.01        $   --       $ 0.01      $(0.01)      $   --            $   --           $(0.01)
     2001............     1.00       0.04            --         0.04       (0.04)          --                --            (0.04)
     2000............     1.00       0.04            --         0.04       (0.04)          --                --            (0.04)
     1999............     1.00       0.03            --         0.03       (0.03)          --                --            (0.03)
     1998............     1.00       0.04            --         0.04       (0.04)          --                --            (0.04)
   Class I:
     2002............   $ 1.00      $0.01        $   --       $ 0.01      $(0.01)      $   --            $   --           $(0.01)
     2001............     1.00       0.05            --         0.05       (0.05)          --                --            (0.05)
     2000............     1.00       0.04(4)         --         0.04       (0.04)          --                --            (0.04)
     1999............     1.00       0.03(4)         --         0.03       (0.03)          --                --            (0.03)
     1998............     1.00       0.02            --         0.02       (0.02)          --                --            (0.02)
 BLUE CHIP PORTFOLIO
   Class A:
     2002............   $41.06      $0.08        $(8.94)      $(8.86)     $(0.04)      $   --            $   --           $(0.04)
     2001............    47.32       0.02         (5.37)       (5.35)      (0.01)       (0.90)               --            (0.91)
     2000............    46.89       0.06          1.00         1.06       (0.11)       (0.52)               --            (0.63)
     1999............    41.27       0.13          5.82         5.95       (0.16)       (0.05)            (0.12)           (0.33)
     1998............    37.20       0.18          4.08         4.26       (0.16)       (0.03)               --            (0.19)
   Class I:
     2002............   $41.42      $0.43        $(8.97)      $(8.54)     $(0.43)      $   --            $   --           $(0.43)
     2001............    47.70       0.42         (5.37)       (4.95)      (0.43)       (0.90)               --            (1.33)
     2000............    47.13       0.43          1.04         1.47       (0.38)       (0.52)               --            (0.90)
     1999............    41.37       0.38          5.84         6.22       (0.29)       (0.05)            (0.12)           (0.46)
     1998............    36.77       0.29          4.51         4.80       (0.17)       (0.03)               --            (0.20)

                                                                             RATIOS/SUPPLEMENTAL DATA
                                     TOTAL        ------------------------------------------------------------------------------
                                   INVESTMENT                                                          RATIO OF NET
                       NET ASSET  RETURN BASED                        RATIO OF        RATIO OF NET      INVESTMENT
                       VALUE AT        ON         NET ASSETS AT   TOTAL EXPENSES TO    EXPENSES TO       INCOME TO     PORTFOLIO
                          END      NET ASSET      END OF PERIOD        AVERAGE           AVERAGE          AVERAGE      TURNOVER
                       OF PERIOD   VALUE (1)      (IN THOUSANDS)   NET ASSETS (2)    NET ASSETS (2)   NET ASSETS (2)   RATE (2)
                       ---------  ------------    --------------  -----------------  ---------------  ---------------  ---------
 MANAGED PORTFOLIO
   Class A:
     2002............   $11.26        (7.91)%        $31,813             1.85%             1.84%            1.80%          20%
     2001............    12.46        27.00%          35,847             1.89%             1.88%            2.54%          50%
     2000............    10.06         1.42%          29,443             1.97%             1.96%            4.47%          70%
     1999............    10.39        (6.26)%         38,012             1.95%             1.95%            4.30%          67%
     1998............    12.15        (4.54)%         43,602             1.83%             1.83%            3.33%          66%
   Class I:
     2002............   $11.29        (7.01)%        $ 3,482             0.89%             0.88%            2.76%          20%
     2001............    12.49        28.13%           3,544             0.94%             0.93%            3.46%          50%
     2000............    10.08         2.10%           2,465             1.30%             1.29%            5.14%          70%
     1999............    10.41        (5.75)%          2,931             1.47%             1.47%            4.78%          67%
     1998............    12.13        (6.31)%(3)       2,762             1.03%(3)          1.03%(3)         2.30%(3)       66%(3)
 MONEY MARKET
  PORTFOLIO
   Class A:
     2002............   $ 1.00         0.69%         $ 3,135             1.75%             1.48%            0.71%           0%
     2001............     1.00         3.82%           3,614             1.74%             1.73%            3.82%           0%
     2000............     1.00         4.12%           3,928             1.73%             1.71%            4.03%           0%
     1999............     1.00         3.19%           3,467             1.91%             1.89%            3.13%           0%
     1998............     1.00         3.65%           2,574             1.95%             1.95%            3.57%           0%
   Class I:
     2002............   $ 1.00         1.42%         $ 1,175             0.90%             0.74%            1.39%           0%
     2001............     1.00         4.61%             983             0.97%             0.95%            4.47%           0%
     2000............     1.00         4.36%             730             1.73%             1.47%            4.48%           0%
     1999............     1.00         3.16%             735             2.22%             1.97%            3.07%           0%
     1998............     1.00         2.47%(3)          627             1.29%(3)          1.29%(3)         2.37%(3)        0%(3)
 BLUE CHIP PORTFOLIO
   Class A:
     2002............   $32.16       (21.59)%        $41,510             1.49%             1.49%            0.21%           0%
     2001............    41.06       (11.45)%         52,670             1.49%             1.48%            0.05%           0%
     2000............    47.32         2.21%          60,701             1.50%             1.49%            0.12%          18%
     1999............    46.89        14.51%          55,045             1.52%             1.52%            0.30%           7%
     1998............    41.27        11.49%          43,418             1.55%             1.55%            0.49%           3%
   Class I:
     2002............   $32.45       (20.80)%        $ 5,026             0.49%             0.49%            1.21%           0%
     2001............    41.42       (10.56)%          5,640             0.52%             0.51%            1.01%           0%
     2000............    47.70         3.05%           5,902             0.69%             0.69%            0.93%          18%
     1999............    47.13        15.18%           5,601             0.94%             0.94%            0.88%           7%
     1998............    41.37        13.14%(3)        3,613             0.76%(3)          0.76%(3)         0.51%(3)        3%(3)

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL HIGHLIGHTS

    (1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period and is not annualized for periods less than one year. Contingent deferred sales charge is not reflected in the calculation of total investment return.

    (2) Computed on an annualized basis, unless otherwise indicated.

    (3) Period from December 1, 1997 (date Class I operations commenced) through July 31, 1998. Ratios presented have not been annualized.

    (4) Without the Manager's voluntary reimbursement of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income as shown:

                                                       PER SHARE
                                                     NET INVESTMENT    AMOUNT
                                               YEAR      INCOME      REIMBURSED
                                               ----  --------------  ----------
          STRATEGIC YIELD PORTFOLIO
            Class A                            2000      $0.66         $2,521
          MONEY MARKET PORTFOLIO
            Class A                            2002      $0.00         $8,374

            Class I                            2002      $0.01         $1,603
                                               2000       0.04          1,701
                                               1999       0.03          1,724

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
EquiTrust Series Fund, Inc.

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of EquiTrust Series Fund, Inc. (comprised of the Value Growth, High Grade Bond, Strategic Yield (formerly High Yield Bond), Managed, Money Market and Blue Chip Portfolios) as of July 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the EquiTrust Series Fund, Inc. at July 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Des Moines, Iowa
August 30, 2002

OFFICERS AND DIRECTORS

 NAME, ADDRESS AND AGE    POSITION(S) HELD    TERM OF     PRINCIPAL OCCUPATION(S)      NUMBER OF      OTHER DIRECTORSHIPS
                          WITH FUND           OFFICE &    DURING PAST FIVE YEARS       PORTFOLIOS IN  HELD BY DIRECTOR
                                              LENGTH                                   FUND COMPLEX
                                              OF TIME                                  OVERSEEN BY
                                              SERVED(1)                                DIRECTOR
 --------------------------------------------------------------------------------------------------------------------------------
 INTERESTED PERSONS(2)
 Craig A. Lang(3)(50)     President and       Since 2002  Dairy Farmer; Chairman and        13
                          Director                        Director, FBL Financial
                                                          Group, Inc.; President and
                                                          Director, Iowa Farm Bureau
                                                          Federation and other
                                                          affiliates of the
                                                          foregoing; President,
                                                          EquiTrust Life Insurance
                                                          Company and other
                                                          affiliates of the
                                                          foregoing; Director,
                                                          Western Agricultural
                                                          Insurance Company and other
                                                          affiliates of the
                                                          foregoing; President and
                                                          Trustee, EquiTrust Variable
                                                          Insurance Series Fund;
                                                          Member, Growmark, Inc.
                                                          Coordinating Committee.

 William J. Oddy(3)(58)   Chief Executive     Since 1981  Chief Executive Officer and       13        Director, American Equity
                          Officer and                     Management Director, FBL                    Investment Life Insurance
                          Director                        Financial Group, Inc.;                      Company, Berthel Fisher &
                                                          Chief Executive Officer,                    Company, Inc. and Berthel
                                                          Farm Bureau Life Insurance                  Fisher & Company Financial
                                                          Company and other                           Services, Inc.
                                                          affiliates of the
                                                          foregoing; Chief Executive
                                                          Officer and Director,
                                                          EquiTrust Life Insurance
                                                          Company and other
                                                          affiliates of the
                                                          foregoing, and RIK, Inc.;
                                                          Chief Executive Officer and
                                                          Manager, EquiTrust
                                                          Marketing Services, LLC;
                                                          Chief Executive Officer,
                                                          Chief Finanicial Officer
                                                          and Director, EquiTrust
                                                          Investment Management
                                                          Services, Inc.; Chief
                                                          Executive Officer and
                                                          Trustee, EquiTrust Variable
                                                          Insurance Series Fund;
                                                          President and Director, FBL
                                                          Real Estate Ventures, Ltd.

 Stephen M. Morain (59)   Senior Vice         Since 1982  General Counsel and                         Director, Iowa Agricultural
                          President, General              Assistant Secretary, Iowa                   Finance Corporation and
                          Counsel and                     Farm Bureau Federation;                     Enterprise Corporation
                          Secretary                       General Counsel, Secretary                  International; Chairman,
                                                          and Director, Farm Bureau                   Edge Technologies, Inc.
                                                          Management Corporation;
                                                          Senior Vice President and
                                                          General Counsel, FBL
                                                          Financial Group, Inc. and
                                                          other affiliates of the
                                                          foregoing; Senior
                                                          Vice President, General
                                                          Counsel and Director,
                                                          EquiTrust Life Insurance
                                                          Company and other
                                                          affiliates of the
                                                          foregoing; Senior
                                                          Vice President, General
                                                          Counsel and Manager,
                                                          EquiTrust Marketing
                                                          Services, LLC Senior Vice
                                                          President, General Counsel
                                                          and Secretary, EquiTrust
                                                          Variable Insurance Series
                                                          Fund and EquiTrust Money
                                                          Market Fund, Inc.

 JoAnn Rumelhart (49)     Executive Vice      Since 2000  Executive Vice President
                          President                       and General Manager, Farm
                                                          Bureau Life Insurance
                                                          Company; Executive Vice
                                                          President and General
                                                          Manager, FBL Financial
                                                          Group, Inc.; Executive
                                                          Vice President, General
                                                          Manager and Director,
                                                          EquiTrust Life Insurance
                                                          Company and other
                                                          affiliates of the
                                                          foregoing; Vice President,
                                                          Farm Bureau Mutual
                                                          Insurance Company and other
                                                          affiliates of the
                                                          foregoing; Executive
                                                          Vice President and
                                                          Director, EquiTrust
                                                          Investment Management
                                                          Services, Inc.; Executive
                                                          Vice President and Manager,
                                                          EquiTrust Marketing
                                                          Services, LLC; Executive
                                                          Vice President, EquiTrust
                                                          Variable Insurance Series
                                                          Fund and EquiTrust Money
                                                          Market Fund, Inc.

 James W. Noyce (47)      Chief Financial     Since 1996  Chief Financial Officer and                 CEO and CFO, Western
                          Officer &                       Chief Administrative                        Computer Services, Inc.
                          Treasurer                       Officer, FBL Financial
                                                          Group, Inc. and other
                                                          affiliates of the
                                                          foregoing; Chief Financial
                                                          Officer, Treasurer and
                                                          Manager, EquiTrust
                                                          Marketing Services, LLC;
                                                          Chief Financial Officer and
                                                          Treasurer, EquiTrust
                                                          Variable Insurance Series
                                                          Fund, Inc. and EquiTrust
                                                          Money Market Fund, Inc.;
                                                          Chief Financial Officer and
                                                          Chief Administrative
                                                          Officer and Director,
                                                          EquiTrust Life Insurance
                                                          Company and other
                                                          affiliates of the
                                                          foregoing; President,
                                                          Treasurer and Director, FBL
                                                          Leasing Services, Inc.;
                                                          Vice President, Treasurer
                                                          and Director, FBL Real
                                                          Estate Ventures, Ltd. and
                                                          other affiliates of the
                                                          foregoing.

 NAME, ADDRESS AND AGE    POSITION(S) HELD    TERM OF     PRINCIPAL OCCUPATION(S)      NUMBER OF      OTHER DIRECTORSHIPS
                          WITH FUND           OFFICE &    DURING PAST FIVE YEARS       PORTFOLIOS IN  HELD BY DIRECTOR
                                              LENGTH                                   FUND COMPLEX
                                              OF TIME                                  OVERSEEN BY
                                              SERVED(1)                                DIRECTOR
 --------------------------------------------------------------------------------------------------------------------------------
 Timothy J. Hoffman (52)  Chief               Since 1987  Senior Vice President, FBL
                          Administrative                  Financial Group Inc. and
                          Officer                         other affiliates of the
                                                          foregoing; Vice President
                                                          and Director, EquiTrust
                                                          Life Insurance Company and
                                                          other affiliates foregoing;
                                                          President, Treasurer and
                                                          Director, Communication
                                                          Providers, Inc.; Vice
                                                          President, Farm Bureau Life
                                                          Insurance Company and other
                                                          affiliates of the
                                                          foregoing; Chief
                                                          Administrative Officer and
                                                          Director, EquiTrust
                                                          Investment Management
                                                          Services, Inc.; Chief
                                                          Administrative Officer and
                                                          Manager, EquiTrust
                                                          Marketing Services, LLC;
                                                          Chief Administrative
                                                          Officer, EquiTrust Variable
                                                          Insurance Series Fund and
                                                          EquiTrust Money Market
                                                          Fund, Inc.

 John M. Paule (46)       Chief Marketing     Since 2000  Chief Marketing Officer,
                          Officer                         FBL Financial Group, Inc.
                                                          and other affiliates of the
                                                          foregoing; Chief Marketing
                                                          Officer and Director,
                                                          EquiTrust Investment
                                                          Management Services, Inc.;
                                                          Chief Marketing Officer and
                                                          Manager, EquiTrust
                                                          Marketing Services, LLC.

 Lou Ann Sandburg (54)    Vice President-     Since 1999  Vice President-Investments
                          Investments &                   and Assistant Treasurer,
                          Assistant                       FBL Financial Group, Inc.
                          Treasurer                       and other affiliates of the
                                                          foregoing;
                                                          Vice President-Investments,
                                                          Assistant Treasurer and
                                                          Director, EquiTrust
                                                          Investment Management
                                                          Services, Inc.;
                                                          Vice President, Assistant
                                                          Treasurer and Manager,
                                                          EquiTrust Marketing
                                                          Services, LLC;
                                                          Vice President, FBL
                                                          Financial Services, Inc.
                                                          and other affiliates of the
                                                          foregoing; Vice President
                                                          and Director, FBL Leasing
                                                          Services, Inc.;
                                                          Vice President, Secretary
                                                          and Director, FBL Real
                                                          Estate Ventures, Ltd.

 Dennis M. Marker (51)    Vice President-     Since 1982  Vice President-Investment
                          Investment                      Administration, FBL
                          Administration &                Financial Group, Inc. and
                          Assistant                       other affiliates of the
                          Secretary                       foregoing; President and
                                                          Director, EquiTrust
                                                          Investment Management
                                                          Services, Inc.;
                                                          Vice President-Investment
                                                          Administration and Manager,
                                                          EquiTrust Marketing
                                                          Services, LLC;
                                                          Vice President and
                                                          Director, FBL Leasing
                                                          Services, Inc.; Vice
                                                          President, Investment
                                                          Administration and
                                                          Assistant Secretary,
                                                          EquiTrust Variable
                                                          Insurance Series Fund and
                                                          EquiTrust Money Market
                                                          Fund, Inc.

 Sue A. Cornick (42)      Sr. Market Conduct  Since 1990  Sr. Market Conduct and
                          and Mutual Funds                Mutual Funds Vice President
                          Vice President &                and Secretary, EquiTrust
                          Assistant                       Investment Management
                          Secretary                       Services, Inc. and
                                                          EquiTrust Marketing
                                                          Services, LLC; Sr. Market
                                                          Conduct and Mutual Funds
                                                          Vice President and
                                                          Assistant Secretary,
                                                          EquiTrust Variable
                                                          Insurance Series Fund and
                                                          EquiTrust Money Market
                                                          Fund, Inc.

 Kristi Rojohn (39)       Assistant           Since 1990  Investment Compliance Vice
                          Secretary                       President and Assistant
                                                          Secretary, EquiTrust
                                                          Investment Management
                                                          Services, Inc. and
                                                          EquiTrust Marketing
                                                          Services, LLC; Assistant
                                                          Secretary, EquiTrust
                                                          Variable Insurance Series
                                                          Fund and EquiTrust Money
                                                          Market Fund, Inc.

 NON-INTERESTED PERSONS
 Donald G. Bartling (75)  Director            Since 1980  Farmer; Partner, Bartling         13
 25718 CR 6                                               Brothers Partnership
 Herman, Nebraska 68029                                   (farming business)

 Erwin H. Johnson (59)    Director            Since 1989  Farmer; Owner and Manager,        13        Director, First Security
 1841 March Avenue                                        Center View Farms, Co.;                     Bank and Trust Co. (Charles
 Charles City, Iowa                                       Farm Financial Planner;                     City, Iowa)
 50616-9115                                               Iowa State University
                                                          Cooperative Extension
                                                          Service Seed Sales;
                                                          Syngenta; Director, Iowa
                                                          4-H Foundation and Ag
                                                          Ventures Alliance; Council
                                                          Member, West St. Charles
                                                          United Methodist Church

 NAME, ADDRESS AND AGE    POSITION(S) HELD    TERM OF     PRINCIPAL OCCUPATION(S)      NUMBER OF      OTHER DIRECTORSHIPS
                          WITH FUND           OFFICE &    DURING PAST FIVE YEARS       PORTFOLIOS IN  HELD BY DIRECTOR
                                              LENGTH                                   FUND COMPLEX
                                              OF TIME                                  OVERSEEN BY
                                              SERVED(1)                                DIRECTOR
 --------------------------------------------------------------------------------------------------------------------------------
 Kenneth Kay (58)         Director            Since 1996  President, K-Ranch Inc.           13        Director, First Whitney
 51606 590th Street                                                                                   Bank & Trust (Atlantic,
 Atlantic, Iowa                                                                                       Iowa)
 50022-8233

 Curtis C. Pietz (68)     Director            Since 1986  Retired Farmer; Investor;         13
 R.R. 3 Box 79                                            Farm Management; Director
 Lakefield, Minnesota                                     of Agricultural Finance,
 56150                                                    Minnesota Department of
                                                          Agriculture.

The Statement of Additional Information (SAI) includes additional information about Fund directors and is available upon request without charge. To request a copy of the SAI, please call 1-877-860-2904 M-F 8:00 am to 4:30 pm.

 1 Officers are elected annually and their terms continue until they are replaced or resign.
 2 All interested persons maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266.
 3 An interested person is defined as a person who knowingly has any direct or indirect beneficial interest in, or who is designated as trustee, executor, or guardian of any legal interest in, any security issued either by such investment adviser or principal underwriter or by a controlling person of such investment adviser or principal underwriter.